UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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BEAZER HOMES USA, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Beazer Homes USA, Inc.
1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO THE STOCKHOLDERS OF BEAZER HOMES USA, INC.:
Notice is hereby given that the annual meeting of stockholders of Beazer Homes USA, Inc. will be held at 8:30 a.m., Eastern Time, on Friday, February 1, 2013 at our principal executive office at 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328. At this meeting, stockholders will vote on:

1)	The election of the eight nominees to our Board of Directors named in the accompanying Proxy Statement;

2)
The ratification of the selection of Deloitte & Touche LLP by the Audit Committee of our Board of Directors as our independent registered public accounting firm for the fiscal year ending September 30, 2013;

3)	A non-binding advisory vote regarding the compensation paid to the Company's named executive officers, commonly referred to as a “Say on Pay” proposal;

4)	A proposal to amend our Amended and Restated Certificate of Incorporation to decrease the authorized number of shares of our common stock from 100,000,000 to 63,000,000;

5)
A proposal to amend our Amended and Restated Certificate of Incorporation to extend the term of a protective amendment designed to help preserve certain tax benefits primarily associated with our net operating losses;

6)
A proposal to approve a new Section 382 Rights Agreement to become effective upon the expiration of our existing Section 382 Rights Agreement, to help continue to protect the tax benefits primarily associated with our net operating losses; and

7)	Any other such business as may properly come before the meeting or any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on December 10, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A copy of our annual report to stockholders is being mailed to you together with this notice.
We encourage you to take part in our affairs by voting either in person by written ballot at the meeting or by telephone, Internet or written proxy.

By Order of the Board of Directors,

BRIAN C. BEAZER
Non-Executive Chairman of the Board of Directors
Dated: December 19, 2012

YOUR VOTE IS IMPORTANT.
WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE PROMPTLY MARK, DATE, SIGN AND MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE BY FOLLOWING INSTRUCTIONS ON THE ENCLOSED PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 1, 2013.
Our Proxy Statement for the 2013 annual meeting of stockholders and our annual report to stockholders for the fiscal year ended September 30, 2012 are available at www.proxyvote.com.
You will need the 12-digit Control Number included on your proxy card or voting instruction form to access these materials.
HOW TO VOTE
You can vote your shares in person by attending the meeting or by completing and returning a proxy by mail or by using the telephone or the Internet. Please refer to the proxy card or voting instruction form included with these proxy materials for information on the voting methods available to you. If you vote by telephone or on the Internet, you do not need to return your proxy card. Please see pages 1 and 2 of the accompanying Proxy Statement for more information.
ANNUAL MEETING ADMISSION
Please note that attendance at the meeting is limited to our stockholders or their named representatives. Proof of ownership of our common stock as of the record date and photo identification will be required for admittance to the annual meeting. If you are a registered stockholder, the top portion of your proxy card may serve as proof of ownership. If you are attending on behalf of an entity that is a stockholder, evidence of your employment or association with that entity also will be required.
To obtain directions to attend the annual meeting, please contact our Investor Relations Department at (770) 829-3700.
ELECTRONIC DELIVERY OF PROXY MATERIALS
Instead of receiving copies of our Proxy Statement in the mail, stockholders may elect to receive only an email with a link to future proxy statements, proxy cards and annual reports on the Internet. Receiving your proxy materials online saves us the cost of producing and mailing documents to you and significantly reduces the environmental impact. Stockholders may enroll to receive proxy materials online as follows:
Stockholders of Record. If you are a registered stockholder, you may request electronic delivery when voting for this meeting on the Internet at www.proxyvote.com.
Beneficial Holders. If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.
401(k) Plan Participants. If you are a participant in our 401(k) plan, you may request electronic delivery when voting for this meeting on the Internet at www.proxyvote.com.
HOUSEHOLDING
As permitted by the Securities and Exchange Commission, only one copy of this Proxy Statement and our Annual Report may be delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of our Proxy Statement or Annual Report. We will promptly deliver, upon oral or written request, a separate copy of the Annual Report or Proxy Statement, as applicable, to any stockholder residing at an address to which only one copy was mailed. Stockholders residing at the same address and currently receiving only one copy of our Proxy Statement or Annual Report may contact us to request multiple copies in the future. Stockholders residing at the same address and currently receiving multiple copies may contact us to request that only a single copy of the proxy statement and annual report be mailed in the future. Requests should be directed to our Investor Relations Department by phone at (770) 829-3700 or by mail to Beazer Homes USA, Inc., Attention: Investor Relations, 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328.

i

BEAZER HOMES USA, INC.
1000 Abernathy Road
Suite 260
Atlanta, Georgia 30328

PROXY STATEMENT

Purpose
This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Beazer Homes USA, Inc., a Delaware corporation (the “Company”), for use at our annual meeting of stockholders to be held on February 1, 2013 and at any adjournments or postponements thereof. Stockholders of record at the close of business on December 10, 2012 are entitled to notice of and to vote at the annual meeting. On December 3, 2012, we had 24,694,424 outstanding shares of common stock. Each share of common stock entitles the holder to one vote with respect to each matter to be considered. The common stock is our only outstanding class of voting securities. This Proxy Statement and the enclosed form of proxy are being mailed to stockholders, commencing on or about December 19, 2012, together with our Annual Report to stockholders (which includes our Annual Report on Form 10-K for the fiscal year ended September 30, 2012 (our “2012 Form 10-K”)).
Note Regarding Share-Related Numbers in this Proxy Statement
On October 11, 2012, we effected a 1-for-5 reverse stock split of our common stock (the “Reverse Stock Split”). All share amounts, per share amounts and share prices reflected throughout this Proxy Statement have been adjusted to reflect the Reverse Stock Split, unless otherwise noted.
Voting Instructions
General
Shares represented by a proxy will be voted in the manner directed by the stockholder. If no direction is made, except as discussed below regarding broker non-votes, the completed proxy will be voted:
1.    FOR the election of the eight nominees to our Board of Directors named in this Proxy Statement;
2.    FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013;
3.    FOR the approval of the compensation paid to our named executive officers (the “Say on Pay” proposal);
4.    FOR the adoption of an amendment to our Amended and Restated Certificate of Incorporation to decrease the authorized number of shares of our common stock from 100,000,000 to 63,000,000;
5.    FOR the adoption of an amendment to our Amended and Restated Certificate of Incorporation to extend the term of a protective amendment designed to help preserve certain tax benefits primarily associated with our net operating losses;
6.    FOR the approval of a new Section 382 Rights Agreement to become effective upon the expiration of our existing Section 382 Rights Agreement, to help continue to protect the tax benefits primarily associated with our net operating losses; and
7.    In accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the annual meeting.
We have not received notice of any matters to be brought before the meeting other than as specified in the attached notice of meeting.
If you are a stockholder of record as of the close of business on December 10, 2012, you can give a proxy to be voted at the meeting either:
1.    By mailing in the enclosed proxy card;

2.    By written ballot at the meeting;
3.    Over the telephone by calling a toll-free number; or
4.    By using the Internet.
The telephone and Internet voting procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to vote by telephone or by using the Internet, please refer to the instructions on the enclosed proxy card.
If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction form for you to use in directing the broker or nominee on how to vote your shares.
Signature Requirements
If shares are registered in the name of more than one person, each named person should sign the proxy. If the stockholder is a corporation, the proxy should be signed in the corporation's name by a duly authorized officer. If a proxy is signed as a trustee, guardian, executor, administrator, under a power of attorney or in any other representative capacity, the signer's full title should be given.
Revocation
A stockholder giving the enclosed proxy may revoke it at any time before the vote is cast at the annual meeting by executing and returning to our Secretary (Kenneth F. Khoury) at our principal executive office or to the official tabulator (Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717) (“Broadridge”), either a written revocation or a proxy bearing a later date, prior to the annual meeting. Any stockholder who attends the annual meeting in person will not be considered to have revoked his or her proxy unless such stockholder affirmatively indicates at the annual meeting his or her intention to vote in person the shares represented by such proxy. In addition, a stockholder may revoke a proxy by submitting a subsequent proxy by Internet or telephone by following the instructions on the enclosed proxy.
Quorum
The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required to constitute a quorum. Shares represented by proxies which indicate that the stockholders abstain as to the election of directors or to other proposals will be treated as being present for the purpose of determining the presence of a quorum. Holders of common stock will be entitled to one vote for each share they hold.
Broker Non-Votes
If a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals it must indicate on the proxy that it does not have authority to vote such shares (a “broker non-vote”) as to such proposals. Please note that the rules of the New York Stock Exchange (the “NYSE”) that guide how brokers vote your stock have changed in recent years. As a result, if your broker does not receive instructions from you, your broker will not be able to vote your shares in the election of directors. In addition and as further described below, without instructions from you, your broker will not be able to vote your shares with respect to Proposal 3 (the advisory “Say on Pay” proposal) and Proposal 6 (the proposal to approve a new Section 382 Rights Agreement to help continue to protect the tax benefits associated with our net operating losses).
Accordingly, if your shares are held in street name, we strongly encourage you to provide your broker with voting instructions and exercise your right to vote for these important proposals.

Vote Requirements

Proposal	Vote Required	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Election of Directors (Proposal 1)	Votes cast FOR exceed votes cast AGAINST	FOR, AGAINST or ABSTAIN	No effect - not treated as a “vote cast”	No	No effect - not treated as a “vote cast”
Ratification of Auditor Appointment (Proposal 2)	Majority of shares with voting power present in person or represented by proxy	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable
Non-Binding Advisory Vote on Executive Compensation (Say on Pay) (Proposal 3)	Majority of shares with voting power present in person or represented by proxy	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect - not entitled to vote
Adoption of Amendment to Certificate of Incorporation to Reduce Number of Authorized Common Shares (Proposal 4)	Majority of outstanding shares entitled to vote thereon	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable
Adoption of Amendment to Certificate of Incorporation to Extend Term of Protective Amendment (Proposal 5)	Majority of outstanding shares entitled to vote thereon	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable
Approval of New Section 382 Rights Agreement (Proposal 6)	Majority of shares with voting power present in person or represented by proxy	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect - not entitled to vote
No cumulative voting rights are authorized, and dissenters' rights are not applicable to the matters being voted on.
Expenses of Solicitation
Expenses incurred in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, our directors, officers and other employees may solicit proxies by telephone, in person or by other means of communication but will receive no extra compensation for such services. In addition, we have engaged Georgeson, Inc. to assist in the solicitation of proxies. We anticipate that the costs associated with this engagement will be approximately $20,000 plus costs and expenses incurred by Georgeson, Inc. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for costs incurred in connection with this solicitation.

CORPORATE GOVERNANCE
Board of Directors Meetings and Committees
During fiscal year 2012, our Board of Directors had four standing committees: the Audit Committee, the Nominating/Corporate Governance Committee, the Compensation Committee and the Finance Committee. Directors are encouraged to attend the annual meeting of stockholders, but are not required to do so. At the last annual meeting of stockholders, held on February 7, 2012, all seven directors on the Board at that time were in attendance. In fiscal year 2012, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and each committee on which he or she served.
Our Board of Directors held six meetings during fiscal year 2012. The following table shows the current membership of each committee and the number of meetings held by each committee during fiscal year 2012:

Director	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee	Finance Committee
Laurent Alpert	X		Chair
Elizabeth S. Acton*	X**			X
Brian C. Beazer				X
Peter G. Leemputte	X**			X
Norma A. Provencio	Chair**	X
Larry T. Solari		Chair	X
Stephen P. Zelnak, Jr.		X	X	Chair
Number of Fiscal Year 2012 Meetings	7	6	6	5

*	Ms. Acton was appointed to the Audit and Finance Committees in conjunction with her election to the Board of Directors in May 2012.

**	Audit Committee Financial Expert as defined by Securities and Exchange Commission regulations.
Committee Responsibilities

•
Audit Committee - Our Audit Committee provides assistance to our Board of Directors in fulfilling its responsibilities related to corporate accounting, auditing and public reporting practices of the Company, the quality and integrity of our financial reports, and our internal controls regarding finance, accounting and financial reporting, legal compliance, risk management and ethics established by management and our Board of Directors. In fulfilling these functions, our Audit Committee reviews and makes recommendations to our Board of Directors with respect to certain financial and accounting matters. Our Audit Committee also engages and sets compensation for our independent auditors. Our Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•
Compensation Committee - Our Compensation Committee discharges our Board of Directors' responsibilities relating to the compensation of our executives and directors. More specifically, this Committee establishes and administers cash-based and equity-based compensation programs for directors and executive management, which includes our named executive officers. This Committee also reviews and recommends to our Board of Directors the inclusion of the Compensation Discussion and Analysis that begins on page 17 of this Proxy Statement.

•
Nominating/Corporate Governance Committee - Our Nominating/Corporate Governance Committee makes recommendations concerning the appropriate size and needs of our Board of Directors, including the annual nomination of directors and review of nominees for new directors. Our Nominating/Corporate Governance Committee also reviews and makes recommendations concerning corporate governance and other policies related to our Board of Directors as well as evaluating the performance of our Board of Directors and its committees.

•
Finance Committee - Our Finance Committee provides assistance to our Board of Directors by reviewing and recommending to the Board of Directors matters concerning corporate finance, including, without limitation, equity and debt financings, acquisitions and divestitures, share repurchases and dividend policy. Our Board of Directors has delegated certain limited authority with respect to these matters to this Committee.

Committee Charters
Our Board of Directors has adopted charters for our Audit, Compensation and Nominating/Corporate Governance Committees designed to comply with the requirements of the listing standards of the NYSE relating to corporate governance matters (the “NYSE Standards”) and applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules of the Securities and Exchange Commission (the “SEC”). The current version of each of these charters, as well as the charter for our Finance Committee, has been posted and is available for public viewing in the Investors section of the our web site at www.beazer.com. In addition, committee charters are available in print to any stockholder upon request to our Investor Relations Department, Beazer Homes USA, Inc., 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328.
Board Leadership Structure
Our Board of Directors believes that separate individuals should hold the positions of Chairman of the Board and Chief Executive Officer. Since the initial public offering of our common stock in 1994 (the “IPO”), our Board of Directors has been led by our Non-Executive Chairman, while management of the Company has been led by our President and Chief Executive Officer. We believe this structure provides for more direct independent oversight of management and more clearly delineates the respective roles of the Board of Directors at the strategic level, and of management at the operational level.
In addition, as described under “— Board Corporate Governance Practices — Director Independence” below, while our Board of Directors believes that our Non-Executive Chairman, Brian C. Beazer, would be deemed to be independent under applicable regulatory standards, in 2006 our Board of Directors determined that it would be an additional governance best practice to establish a lead independent director position, currently held by Laurent Alpert. Among other functions, our lead independent director chairs the annual meeting of our independent directors, at which our independent directors meet alone (without our Chief Executive Officer or Non-Executive Chairman present). See “— Board Corporate Governance Practices — Executive Sessions of Non-Management Directors.” Our Nominating/Corporate Governance Committee nominates our lead independent director for election by the independent directors.
Board Corporate Governance Practices
Our Board of Directors has adopted a number of measures designed to comply with the requirements of the Sarbanes-Oxley Act, rules and regulations of the SEC interpreting and implementing the Sarbanes-Oxley Act and the NYSE Standards, as well as other measures that our Board of Directors believes are corporate governance best practices. The measures adopted by our Board of Directors that we believe are most significant are described below.
Majority Vote Standard and Director Resignation Policy
Our by-laws and Corporate Governance Guidelines provide a majority voting standard for the election of directors in uncontested elections. Director nominees will be elected if the votes cast for such nominee exceed the number of votes cast against such nominee. In the event that (i) a stockholder proposes a nominee to compete with nominees selected by our Board of Directors, and the stockholder does not withdraw the nomination prior to our mailing the notice of the stockholders meeting, or (ii) one or more directors are nominated by a stockholder pursuant to a solicitation of written consents, then directors will be elected by a plurality vote.
Our Corporate Governance Guidelines provide that our Board of Directors will only nominate candidates who tender their irrevocable resignations, which are effective upon (i) the candidate not receiving the required vote at the next annual meeting at which they face re-election and (ii) our Board of Directors accepting the candidate's resignation. In the event that any director does not receive a majority vote, then our Corporate Governance Guidelines provide that our Nominating/Corporate Governance Committee will act on an expedited basis to determine whether to accept the director's resignation and will submit its recommendation to our Board of Directors. In deciding whether to accept a director's resignation, our Board of Directors and our Nominating/Corporate Governance Committee may consider any factors that they deem relevant. Our Corporate Governance Guidelines also provide that our Board of Directors expects that the director whose resignation is under consideration will abstain from the deliberation process. All candidates standing for re-election at this annual meeting have tendered irrevocable resignations.
Matters Relating to Risk Management
Board and Committee Oversight of Risk
Effective risk oversight is a priority of our Board of Directors. Both the full Board of Directors and its committees oversee the various risks we face. Management is responsible for the day-to-day management of our risks and provides periodic reports to the Board of Directors and its committees relating to those risks and risk-mitigation efforts. All committees report on the risk categories they oversee to the full Board of Directors on an as needed basis.

Our Board of Directors has delegated primary responsibility for overseeing our risk management process to the Audit Committee. The Audit Committee oversees our risk identification and mitigation processes and specifically oversees management of our financial, legal, fraud and regulatory risks. This includes regular evaluation of risks related to the Company's financial statements, including internal controls over financial reporting. Members of our management, including our Chief Financial Officer, General Counsel, Compliance Officer and Director of Internal Audit, report to the Audit Committee on a quarterly basis regarding the on-going risk management process activities. The Audit Committee also oversees the internal audit function and independent auditors, and meets separately on at least a quarterly basis with the Compliance Officer, Director of Internal Audit and representatives of our independent auditing firm as part of this oversight responsibility.
The Compensation Committee oversees our risks related to compensation programs and philosophy. The Compensation Committee ensures that our compensation programs, including those applicable to our executives, do not encourage excessive risk taking. The Compensation Committee works periodically with its independent compensation consultants to ensure that our executive compensation plans are appropriately balanced and incentivize management to act in the best interest of our stakeholders.
The Finance Committee oversees our risks relating to liquidity, our capital structure, investments as well as land acquisition and development. The Finance Committee, as well as the Board of Directors as a whole, reviews our long-term strategic plans, annual budget, capital commitments, cash needs and funding plans. As with other risks, management is responsible for the day-to-day management of the risks relating to liquidity and investments as well as land acquisition and development, while our Board of Directors takes an oversight role with respect those risks.
The Nominating/Corporate Governance Committee oversees our Board and committee composition as well as risks relating to governance matters. The Nominating/Corporate Governance Committee oversees our compliance and ethics program, including implementation of revisions to our Code of Business Conduct and Ethics, and compliance by directors and management with the corporate governance and ethics standards of the Company.
Impact of Compensation Philosophy and Objectives on Risk
We have reviewed the compensation policies and practices for our employees and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on us.
We have previously analyzed the compensation plans of employees in positions that could be considered to have the potential to create such risks, including our executive and senior corporate officers, senior management in our divisions and regional accounting centers, and our divisional sales management and sales force.  We then reviewed the compensation plans of these groups against risk factors established by widely recognized sources.  As described in more detail below under “Compensation Discussion and Analysis,” for fiscal years 2012 and 2013, long-term compensation programs for our named executive officers have been structured such that a greater portion of long-term compensation is linked to our long-term relative and absolute performance. This model of linking long-term compensation to our performance applies not only to our named executive officers, but has also been applied to senior corporate officers, as well as senior management in our divisions and regional accounting centers. We believe that our compensation plans reflect sound risk management practices and do not encourage excessive or inappropriate risk taking.
Director Independence
Listing standards relating to corporate governance promulgated by the NYSE require that our Board of Directors be comprised of a majority of independent directors. The Sarbanes-Oxley Act and rules of the SEC require that the Audit Committee be comprised solely of independent directors. The NYSE Standards further require that the Compensation and Nominating/Corporate Governance Committees also be comprised solely of independent directors. Our Board of Directors has determined that Laurent Alpert, Elizabeth S. Acton, Peter G. Leemputte, Norma A. Provencio, Larry T. Solari and Stephen P. Zelnak had no material relationship with the Company other than their relationship as members of our Board of Directors and were independent within the meaning of the Sarbanes-Oxley Act and the NYSE Standards (the “Independence Standards”). While our Board of Directors believes that Mr. Beazer would be deemed to be independent under the Independence Standards, in light of his role as Chairman of the Board since the IPO and his relationship with the Company prior to the IPO, our Board of Directors has elected to treat him as not independent for these purposes.
In making these determinations, our Nominating/Corporate Governance Committee, with assistance from our General Counsel, evaluated responses to an independence and qualification questionnaire completed annually by each director and follow-up inquiries made to certain directors. In the case of Mr. Solari, the responses to the questionnaire indicated that we have purchased an immaterial amount of goods from companies of which Mr. Solari is a director. Our Board of Directors affirmatively determined that the relationship was not material either to us or to these companies. Based on the foregoing, our Board of Directors had a majority of independent directors and each of the Audit, Nominating/Corporate Governance and

Compensation committees of our Board of Directors during fiscal year 2012 were comprised entirely of independent directors. It is expected that the majority of directors and all members of such committees in fiscal year 2013 will be independent as well. Accordingly, during fiscal year 2012, we were in compliance with the requirements of the NYSE and the SEC for director independence, and we will continue to be in compliance during fiscal year 2013.
Executive Sessions of Non-Management Directors
In accordance with the NYSE Standards, our Board of Directors typically holds an executive session of non-management directors as a part of every regularly scheduled meeting of our Board of Directors. These executive sessions are chaired by Mr. Beazer as Non-Executive Chairman of our Board of Directors. In addition, our Board of Directors holds at least one meeting annually at which the independent directors meet alone (without our Chief Executive Officer or Non-Executive Chairman present), chaired by our lead independent director, Mr. Alpert. These provisions are included in our Corporate Governance Guidelines adopted by our Board of Directors. It is the expectation of both our Nominating/Corporate Governance Committee and our independent directors that the position of lead independent director will rotate among the independent directors, as appropriate.
Communications with Board Members
Security holders and interested parties wishing to communicate directly with our Non-Executive Chairman or any sub-group of our independent directors may do so by directing their communications to the ethics hotline and specifically asking the operator to direct their concerns to our Non-Executive Chairman or such independent directors, as desired.
Ethics Hotline
We maintain an ethics hotline which interested parties may contact by calling 1-866-457-9346 and report any concerns to a representative of Global Compliance, a third party service provider that administers our ethics hotline. Alternatively, interested parties can report any such concern via an on-line form by visiting the following web site: www.integrity-helpline.com/Beazer.jsp. The link provides an on-line form that, upon completion, will be submitted directly to Global Compliance. Interested parties may report their concerns anonymously, should they wish to do so. All concerns, whether reported through the toll-free number or the on-line form, will be directed to certain of our officers, including our Compliance Officer, and will be reviewed and investigated as appropriate. Where warranted after investigation, messages will be summarized and referred to the Audit Committee of our Board of Directors for appropriate action.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Upon the advice and recommendation of our Nominating/Corporate Governance Committee, our Board of Directors has adopted a set of Corporate Governance Guidelines. The Corporate Governance Guidelines address an array of governance issues and principles including director qualifications and responsibilities, access to management personnel and independent advisors, director compensation, director orientation and continuing education, management succession, annual performance evaluations of our Board of Directors and meetings of independent directors.
We maintain a Code of Business Conduct and Ethics applicable to all directors, officers and employees that complies with the NYSE Standards. Our employees are also subject to additional specific policies, guidelines and Company rules adopted from time to time governing particular types of conduct or situations. Such additional policies, guidelines or rules are supplemental to our posted Code of Business Conduct and Ethics, and in the case of any inconsistency between the two, employees are expected to comply with the Code of Business Conduct and Ethics.
The most recent version of our Corporate Governance Guidelines and of our Code of Business Conduct and Ethics is posted and available for public viewing in the Investors section of our web site at www.beazer.com. In addition, they are available in print to any stockholder upon request to our Investor Relations Department, Beazer Homes USA, Inc., 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328.
Stock Ownership and Holding Requirements
In November 2011, our Compensation Committee reinstituted a named executive officer and outside director stock ownership policy to more closely align the interests of our named executive officers and directors with those of our stockholders. The stock ownership policy requires each named executive officer to own the lesser of either a multiple of base salary (or, for directors, annual retainer) or a fixed number of shares (set at policy adoption). Named executive officers and directors have five years from adoption of the policy to comply with the ownership requirements. In connection with the adoption of a stock ownership policy, our Compensation Committee also adopted a stock holding period that requires named executive officers and directors to hold 50% of net after-tax shares issued upon vesting of restricted stock or exercised stock options until their required respective stock ownership levels are achieved. Once an individual achieves the stock ownership requirement, the holding period will no longer apply. For additional information see “Compensation Discussion and Analysis — Various Compensation Policies — Stock Ownership and Holding Requirements.”
No Hedging or Pledging of Company Stock
None of our NEOs or directors has engaged in any transaction intended to hedge against a drop in the price of the Company's stock, nor have any of them pledged Company stock as collateral or security. In addition, each of our NEOs and directors has committed not to engage in such activities pending our adoption of a formal policy prohibiting such transactions.
Compensation Clawback Policy
Our Compensation Committee has adopted an incentive compensation clawback policy that would enable the Company to clawback all or a portion of incentive compensation in the event an individual's misconduct causes the Company to have to issue a restatement of its financials, to the extent that individual's incentive compensation was based on the misstated financials. For additional information see “Compensation Discussion and Analysis — Various Compensation Policies — Compensation Clawback Policy.”
Procedures Regarding Director Candidates Recommended by Stockholders
Our Nominating/Corporate Governance Committee will consider candidates recommended to our Board of Directors by our stockholders. Stockholder recommendations must be addressed to: Beazer Homes USA, Inc., Attention: Chair, Nominating/Corporate Governance Committee, 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328. If the Nominating/Corporate Governance Committee determines to nominate a stockholder-recommended candidate, then that nominee's name will be included in the proxy statement for the next annual meeting. Our stockholders also have the right under our by-laws to directly nominate director candidates at an annual meeting by following the procedures outlined in our by-laws.
Pursuant to our Corporate Governance Guidelines, our Nominating/Corporate Governance Committee is directed to work with our Board of Directors on an annual basis to determine the appropriate characteristics, skills and experience for each director and for our Board of Directors as a whole. In evaluating these issues, our Nominating/Corporate Governance Committee and Board of Directors take into account many factors, including the individual director's general understanding of marketing, finance and other elements relevant to the success of a large publicly traded company in today's business environment, understanding of our business on an operational level, education or professional background and willingness to devote time to Board of Director duties. While our Board of Directors does not have a specific diversity policy, it considers diversity of race, ethnicity, gender, age and professional accomplishments in evaluating director candidates. Each individual is evaluated in the context of our Board of Directors as a whole, with the objective of recommending a group of nominees that can best promote the success of the business and represent stockholder interests through the exercise of sound judgment based on diversity of experience and background.
If a director candidate were to be recommended by a stockholder, our Nominating/Corporate Governance Committee expects that it would evaluate such candidate in the same manner it evaluates director candidates identified by the Nominating/Corporate Governance Committee.
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee during fiscal year 2012 were Ms. Provencio and Messrs. Solari and Zelnak. None of the members of our Compensation Committee has ever been an officer or employee of the Company or any of our subsidiaries. None of the members of our Compensation Committee had any relationship requiring disclosure under “Transactions with Related Persons.” During fiscal year 2012, none of our executive officers served as a director or member of the compensation committee (or other committee of the Board of Directors performing equivalent functions) of another entity nor did an executive officer of such other entity serve on our Board of Directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes of ownership with the SEC and the NYSE. These parties are required to furnish us with copies of the reports they file. Based solely on a review of the copies of the Section 16(a) reports and amendments thereto received by us and on written representations that no other reports were required, we believe that all reports required pursuant to Section 16(a) for fiscal year 2012 were timely filed by our executive officers and directors, except that a Form 4 for each of Messrs. Merrill and Salomon reporting the exchange of tangible equity units and mandatory convertible notes into shares of our common stock was filed late as a result of an administrative oversight.

Executive Officers
Set forth below is information as of December 3, 2012 regarding our executive officers who are not serving or nominated as directors:
KENNETH F. KHOURY. Mr. Khoury, 61, joined the Company in January 2009 as Executive Vice President and General Counsel. In June 2011, Mr. Khoury was also named Chief Administrative Officer. Mr. Khoury was previously Executive Vice President and General Counsel of Delta Air Lines from September 2006 to November 2008. Practicing law for over 35 years, Mr. Khoury's career has included both private practice and extensive in-house counsel experience. Prior to Delta Air Lines, Mr. Khoury was Senior Vice President and General Counsel of Weyerhaeuser Corporation and spent 15 years with Georgia-Pacific Corporation, where he served most recently as Vice President and Deputy General Counsel. He also spent five years at the law firm White & Case in New York. He received a Bachelor of Arts degree from Rutgers College and a Juris Doctor from Fordham University School of Law.
ROBERT L. SALOMON. Mr. Salomon, 52, our Executive Vice President and Chief Financial Officer, initially joined the Company in February 2008 as Senior Vice President, Chief Accounting Officer and Controller. Mr. Salomon was previously with the homebuilding company Ashton Woods Homes where he served as Chief Financial Officer and Treasurer since 1998. Previously, he held various financial management roles of increasing responsibility over a six year period with homebuilder M.D.C. Holdings, Inc. A Certified Public Accountant, Mr. Salomon has 28 years of financial management experience, 20 of which have been in the homebuilding industry. Mr. Salomon is a member of the American Institute of Certified Public Accountants and a graduate of the University of Iowa with a Bachelor of Business Administration.

PROPOSAL 1 — ELECTION OF DIRECTORS
General
Each of the nominees listed below has been nominated as a director for the fiscal year ending September 30, 2013 and until his or her respective successor has been qualified and elected. Each of the following nominees is presently serving as a director. Our Board of Directors periodically evaluates the appropriate size for our Board of Directors and will set the number of directors in accordance with our by-laws and based on recommendations of the Nominating/Corporate Governance Committee of our Board of Directors.
In the event any nominee is not available as a candidate for director, votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be recommended by the Nominating/Corporate Governance Committee and subsequently nominated by our Board of Directors. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director, if elected.
Nominees
The biographical information appearing below with respect to each nominee has been furnished to us by the nominee:

ELIZABETH S. ACTON. Ms. Acton, 61, has served as a director of the Company since May 2012. From 2002 through April 2012, Ms. Acton was Executive Vice President and Chief Financial Officer of Comerica Inc., a financial services company. Prior to joining Comerica, Ms. Acton was Vice President-Treasurer at Ford Motor Company, where she had responsibility for worldwide automotive and financial services treasury activities. Ms. Acton received a Bachelor's degree from the University of Minnesota and a Master of Business Administration degree from Indiana University.
Ms. Acton has over 35 years of financial management expertise as well as significant experience as a finance executive for two public companies. We believe Ms. Acton's finance and accounting expertise will be valuable to the Company in many respects, including as a member of our Finance Committee as well as compliance with our obligations under various regulatory requirements for financial expertise on the Board of Directors and Audit Committee.
LAURENT ALPERT. Mr. Alpert, 66, has served as a director of the Company since February 2002 and has been our lead independent director since February 3, 2011. Mr. Alpert is a partner in the international law firm of Cleary, Gottlieb, Steen & Hamilton. He joined Cleary, Gottlieb in 1972 and became a partner in 1980. He received his undergraduate degree from Harvard College and a law degree from Harvard Law School. Mr. Alpert is also a member of the Board of Directors of the International Rescue Committee, a non-profit organization providing relief and resettlement services to refugees, and Co-Chair of its Nominating and Governance Committee.
Mr. Alpert brings to our Board of Directors over 40 years of experience practicing law with one of the world's pre-eminent law firms and over ten years experience on our Board of Directors. He has substantial experience representing companies in a broad range of industries. In light of the regulatory environment in which the Company operates and the continued emphasis on corporate governance, ethics and compliance for public companies, Mr. Alpert's experience, training and judgment are deemed to be of significant benefit to the Company.
BRIAN C. BEAZER. Mr. Beazer, 77, is our Non-Executive Chairman and has served in that role and as a director of the Company since its IPO in 1994. From 1968 to 1983, Mr. Beazer was Chief Executive Officer of Beazer PLC, a United Kingdom company, and then was Chairman and Chief Executive Officer of that company from 1983 to the date of its acquisition by Hanson PLC in 1991. During that time, Beazer PLC expanded its activities internationally to include homebuilding, quarrying, contracting and real estate and generated annual revenue of approximately $3.4 billion. Mr. Beazer was educated at the Cathedral School, Wells, Somerset, England. He is a director of Beazer Japan, Ltd., Aeromet Inc., Seal Mint, Ltd., and Numerex Corp. and is a private investor.
Mr. Beazer has been in the homebuilding and construction industry worldwide for over 50 years. His experience and vision have been driving forces at the Company since prior to its IPO. His extraordinary experience and stature as a highly respected international businessman provide the Company with unique insight into national and international economic policy that impact the homebuilding industry, as well as an in-depth understanding of the domestic homebuilding industry.
PETER G. LEEMPUTTE. Mr. Leemputte, 55, has been a director of the Company since August 2005. Mr. Leemputte joined Mead Johnson Nutrition Company, a global leader in infant and children's nutrition as Senior Vice President and Chief Financial Officer in September 2008, and currently serves as Executive Vice President and Chief Financial Officer. Previously, Mr. Leemputte was Senior Vice President and Chief Financial Officer for Brunswick Corporation, a global manufacturer and marketer of recreation products. He joined Brunswick in 2001 as Vice President and Controller. Prior to joining Brunswick

Corporation, Mr. Leemputte held various management positions at Chicago Title Corporation, Mercer Management Consulting, Armco Inc., FMC Corporation and BP. Mr. Leemputte holds a Bachelor of Science degree in Chemical Engineering from Washington University, St. Louis and a Master of Business Administration in Finance and Marketing from the University of Chicago Booth School of Business. Mr. Leemputte currently serves as the Co-Chairman of Washington University's School of Engineering Scholarship Initiative.
Mr. Leemputte's experience, particularly his increasingly important financial responsibilities for several of the nation's leading corporations, provides significant financial and accounting expertise that has been invaluable to the Company in many respects, including compliance with our obligations under various regulatory requirements for financial expertise on the Board of Directors and Audit Committee.
ALLAN P. MERRILL. Mr. Merrill, 46, joined the Company in May 2007 as Executive Vice President and Chief Financial Officer, and currently serves as our President and Chief Executive Officer. Mr. Merrill was previously with Move, Inc. where he served as Executive Vice President of Corporate Development and Strategy beginning in October 2001. From April 2000 to October 2001, Mr. Merrill was president of Homebuilder.com, a division of Move, Inc. Mr. Merrill joined Move, Inc. following a 13-year tenure with the investment banking firm UBS (and its predecessor Dillon, Read & Co.), where he was a managing director and served most recently as co-head of the Global Resources Group, overseeing the construction and building materials, chemicals, forest products, mining and energy industry groups. Mr. Merrill is a member of the Executive Committee of the Policy Advisory Board of the Joint Center for Housing Studies at Harvard University and the Homebuilding Community Foundation. He is a graduate of the University of Pennsylvania, Wharton School with a Bachelor of Science degree in Economics.
We believe Mr. Merrill's experience in and knowledge of the homebuilding sector, gained primarily through finance, capital markets and strategic development roles over more than 20 years, is particularly valuable to the Company as it positions itself to return to profitability in a very difficult, but improving, economic environment.
NORMA A. PROVENCIO. Ms. Provencio, 55, has been a director of the Company since November 2009. Ms. Provencio is President and owner of Provencio Advisory Services Inc., a healthcare financial and operational consulting firm. Prior to forming Provencio Advisory Services in October 2003, she was the Partner-in-Charge of KPMG's Pacific Southwest Healthcare Practice since May 2002. From 1979 to 2002, she was with Arthur Andersen, serving as that firm's Partner-in-Charge of the Pharmaceutical, Biomedical and Healthcare Practice for the Pacific Southwest from November 1995 to May 2002. Ms. Provencio is currently a member of the Board of Directors of Valeant Pharmaceutical International. She received her Bachelor of Science in Accounting from Loyola Marymount University. She is a Certified Public Accountant and also a member of the Board of Regents of Loyola Marymount University.
Ms. Provencio has over 30 years experience in the public accounting field. We believe her in-depth understanding of accounting rules and financial reporting regulations to be extremely valuable to the Company's commitment and efforts to comply with regulatory requirements, including those related to Audit Committee functions.
LARRY T. SOLARI. Mr. Solari, 70, has served as a director of the Company since our IPO. He is a partner in Kenner & Company, Inc., a private equity investment firm in New York, a position he has held since 2002. Mr. Solari is the past Chairman and Chief Executive Officer of BSI Holdings, Inc., a position he held from 1998 to 2001. Prior to starting BSI, Mr. Solari was the Chairman and Chief Executive Officer of Sequentia, Inc. and President of the Building Materials Group of Domtar, Inc. Mr. Solari was President of the Construction Products Group of Owens-Corning from 1986 to 1994 and held various other positions with Owens-Corning since 1966. Mr. Solari earned a Bachelor of Science degree in Industrial Management and a Master of Business Administration degree from San Jose State University and is a graduate of Stanford University's Management Program. Mr. Solari is a director of Pacific Coast Building Products, Inc., Atrium Companies, Inc., TruStile Doors, LLC, Performance Contracting Group, Inc., Pace Industries and Dynacast International Inc. Mr. Solari is a past director of the Policy Advisory Board of the Harvard Joint Center for Housing Studies and the National Home Builders Advisory Board.
Mr. Solari provides over 40 years experience in a wide range of industries directly related to the homebuilding industry and over 18 years as a member of the Board of Directors. In addition, he has served on several industry-wide organizations. His experience and knowledge of our industry provides valuable insight into several vendor markets that are important to the Company and integral to our operations.
STEPHEN P. ZELNAK, JR. Mr. Zelnak, 67, has served as a director of the Company since February 2003. He is currently non-executive Chairman of Martin Marietta Materials, Inc., a producer of aggregates for the construction industry where he has also served as Chief Executive Officer from 1993 through 2009 and Chairman of the Board of Directors since 1997. Mr. Zelnak joined Martin Marietta Corporation in 1981 where he served as the President of Martin Marietta's Materials Group and of Martin Marietta's Aggregates Division. Mr. Zelnak also serves as Chairman of ZP Enterprises, LLC where he is the majority owner of several precision machining and specialty coatings companies in the Southeast. Mr. Zelnak received a

Bachelor's degree from Georgia Institute of Technology and Masters degrees in Administrative Science and Business Administration from the University of Alabama System. He has served as Chairman of the North Carolina Chamber and is the past Chairman of the North Carolina Community College Foundation. He serves on the Advisory Boards of North Carolina State University and Georgia Institute of Technology.
Mr. Zelnak brings over 30 years experience as a senior executive in the building materials industry, as well as an educational background that includes business administration, organizational behavior and finance. He has provided outstanding leadership as Chairman of the Finance Committee as the Company has completed a major restructuring of its capital structure during the extremely challenging conditions of the last several years.
Vote Required
Each director will be elected if the votes cast for such director exceed the votes cast against such director.
Recommendation
The Board of Directors recommends a vote FOR the election of each of the nominees named above.

DIRECTOR COMPENSATION
The following table sets forth the compensation of each non-employee director in fiscal year 2012. As discussed further in footnote 3 to the table, we believe it is important to note that the compensation information relating to stock and option awards appearing in the table below is calculated according to SEC rules and does not represent current values which may be substantially lower due to declines in the value of our common stock.

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)(4)	Option Awards ($) (5)	Total ($)
Elizabeth S. Acton	$33,125	$42,150	$0	$75,275
Laurent Alpert	$91,750	$35,424	$0	$127,174
Brian C. Beazer	$225,000	$79,704	$0	$304,704
Peter G. Leemputte	$74,000	$35,424	$0	$109,424
Norma A. Provencio	$91,750	$35,424	$0	$127,174
Larry T. Solari	$90,250	$35,424	$0	$125,674
Stephen P. Zelnak, Jr.	$99,250	$35,424	$0	$134,674

________________________________________

(1)
Mr. Merrill is a member of our Board of Directors, as well as our President and Chief Executive Officer. His compensation is disclosed in the tables included under “Executive Compensation.” Because Mr. Merrill does not receive compensation separately for his duties as a director, he is not included in the Director Compensation table.

(2)
The amount for Mr. Beazer reflects his annual retainer fee only. For other directors, amounts include an annual retainer fee of $50,000 (paid quarterly) and a $1,500 fee per meeting attended. For Ms. Provencio and Messrs. Alpert, Solari and Zelnak, amounts also include an annual committee chair fee (paid quarterly). Effective January 1, 2012, the committee chair fee increased from $5,000 to $10,000.

(3)
Represents the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by the non-employee directors. Further information regarding the valuation of stock and option awards can be found in Notes 1 and 13 to our Consolidated Financial Statements in our 2012 Form 10-K. In fiscal year 2012, Ms. Provencio and Messrs. Alpert, Leemputte, Solari and Zelnak were each granted 3,280 shares of restricted stock, Mr. Beazer was granted 7,380 shares of restricted stock, and following her election to our Board, Ms. Acton was granted 3,000 shares of restricted stock.

(4)
Our non-employee directors held the following amounts of restricted stock or restricted stock units (“RSUs”) at September 30, 2012: Ms. Acton - 3,000; Mr. Alpert - 5,080; Mr. Beazer - 13,612; Mr. Leemputte - 5,080; Ms. Provencio - 6,080; Mr. Solari - 5,080 and Mr. Zelnak - 5,595. See “Security Ownership — Beneficial Ownership of Executive Officers and Directors” for complete beneficial ownership information of our common stock for each of our directors.

(5)
Our non-employee directors held the following amounts of stock options and stock-settled stock appreciation rights (“SSARs”) at September 30, 2012: Mr. Alpert - 3,000; Mr. Beazer - 10,394; Mr. Leemputte - 3,000; Ms. Provencio - 2,799; Mr. Solari - 4,200 and Mr. Zelnak - 9,000. See “Security Ownership — Beneficial Ownership of Executive Officers and Directors” for complete beneficial ownership information of our common stock for each of our directors.

Narrative Disclosure to Director Compensation Table
Non-Employee Directors (excluding Brian C. Beazer)
Non-employee directors receive an annual retainer of $50,000 for services as members of our Board of Directors. In addition, directors receive $1,500 for each meeting or teleconference of our Board of Directors or any of its committees attended as well as for attendance at the annual meeting of stockholders and separate meetings of the independent directors. In addition, all committee chairs receive an annual fee of $10,000 relating to their role as chair. Committee chairs, in addition to the payments described above, may also receive additional payments for meetings with the Non-Executive Chairman or other work in furtherance of their duties as chair as approved from time to time by the Non-Executive Chairman. All directors receive reimbursement for reasonable out-of-pocket expenses incurred by them in connection with participating in meetings of our Board of Directors and any committees thereof.
Directors are eligible to receive grants of stock options, SSARs and time-based restricted shares under the Company's 2010 Equity Incentive Plan, at the discretion of our Compensation Committee.

Our Compensation Committee's rationale for equity grants to directors is similar to that for our named executive officers, namely, to align their interests with those of stockholders. The amount of the director grant is determined in consultation with our Compensation Committee's retained compensation consultants. Grants of stock options and SSARs prior to August 2009 fully vest after three years and expire seven years after grant, and shares of time-based restricted stock granted prior to August 2009 are restricted for five years from grant. In June 2008, in order to compete more effectively with industry peers in terms of equity vesting and to strengthen the retention impact of equity awards, our Compensation Committee determined that until circumstances warranted a change, grants of stock options or SSARs, if any, would vest ratably over a three-year period and that future grants of time-based restricted stock would vest three years from the date of grant. In September 2011, in connection with an overall review of our executive and director compensation programs, Pearl Meyer & Partners, LLC (“Pearl Meyer”), the Compensation Committee's independent compensation consultant, recommended several changes to bring our director compensation program more in-line with the compensation practices of our peer companies. Among other changes, Pearl Meyer recommended that we grant equity awards to directors in the form of time-based restricted stock with a one-year vesting period. Following such recommendation, for fiscal year 2012, our Compensation Committee approved director equity grants of time-based restricted stock that vests one year from the date of grant. See footnote 3 to the Director Compensation Table above.
Brian C. Beazer
For fiscal year 2012, we paid our Non-Executive Chairman of the Board of Directors a retainer of $225,000 for services rendered. Mr. Beazer's retainer has not increased since fiscal year 2005, and will remain the same for fiscal year 2013. In determining the amount of equity compensation to be granted to Mr. Beazer, our Compensation Committee multiplies his annual retainer by a set percentage (which is set in light of his position as Non-Executive Chairman of our Board of Directors and is subject to the discretion of our Compensation Committee). The resulting dollar amount is converted to a unit equivalent based on the closing stock price on the grant date and, in the case of stock options, the closing stock price on the grant date is further discounted for the purpose of converting the multiple of retainer to a unit equivalent. Vesting and expiration of such grants of stock options and time-based restricted shares are the same as those for the other directors.
Except as described above, directors do not receive any other compensation from the Company for services rendered as a director.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has selected the firm of Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2013. Deloitte & Touche has served as our accounting firm since our fiscal year ended September 30, 1996. The services provided to the Company by Deloitte & Touche for the last fiscal year are described under the caption “Principal Accountant Fees and Services” below. Stockholder approval of the appointment is not required, however, our Board of Directors believes that obtaining stockholder ratification of the appointment is a sound governance practice.
Representatives of Deloitte & Touche will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
Recommendation
The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013.

REPORT OF THE AUDIT COMMITTEE
Our Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Exchange Act and operates under a written charter adopted by our Board of Directors. Each member of our Audit Committee is independent and financially literate in the judgment of our Board of Directors and as required by the Sarbanes-Oxley Act and applicable SEC and NYSE rules. Our Board of Directors has also determined that Ms. Acton, Mr. Leemputte and Ms. Provencio qualify as “audit committee financial experts,” as defined under SEC regulations.
Management is responsible for our internal controls and the financial reporting process. Deloitte & Touche our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report thereon. Our Audit Committee's responsibility is generally to monitor and oversee these processes, as described in our Audit Committee Charter.
Our Audit Committee reviewed and discussed with management our audited financial statements as of and for the fiscal year ended September 30, 2012. Our Audit Committee has discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T.
Our Audit Committee has also received the written communications from Deloitte & Touche required by the PCAOB regarding Deloitte & Touche's communications with our Audit Committee concerning independence and has discussed with Deloitte & Touche their independence. Our Audit Committee has considered whether the provision of the non-audit services described below by Deloitte & Touche is compatible with maintaining their independence and has concluded that the provision of these services does not compromise such independence.
Based on the review and discussions described above, our Audit Committee recommended to our Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012 for filing with the SEC.
Norma A. Provencio (Chair)
Elizabeth S. Acton
Laurent Alpert
Peter G. Leemputte
The Members of the Audit Committee November 7, 2012

PRINCIPAL ACCOUNTANT FEES AND SERVICES
For the fiscal years ended September 30, 2012 and 2011, the following professional services were performed by Deloitte & Touche.
Audit Fees: The aggregate audit fees billed for the fiscal years ended September 30, 2012 and 2011 were $1,098,000 and $1,012,000, respectively. Audit fees consisted of fees associated with the audit of our annual financial statements and internal control over financial reporting, the audits of certain consolidated subsidiaries, reviews of the financial statements included in our quarterly reports on Form 10-Q, and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
Audit-Related Fees: The aggregate fees billed for audit-related services for the fiscal years ended September 30, 2012 and 2011 were $40,000 and $40,000, respectively. These fees related to assurance and related services performed by Deloitte & Touche that are reasonably related to the performance of the audit or review of our financial statements. These services included employee benefit and compensation plan audits, and consulting on financial accounting/reporting standards.
Tax Fees: The aggregate fees billed for tax services for the fiscal years ended September 30, 2012 and 2011 were $332,108 and $255,932, respectively. These fees related to professional services performed by Deloitte & Touche with respect to tax planning and tax audit assistance.
All Other Fees: No other fees were paid to Deloitte & Touche in either fiscal year 2012 or fiscal year 2011.
Our Audit Committee annually approves each year's engagement for audit services in advance. Our Audit Committee has also established complementary procedures to require pre-approval of all permitted non-audit services provided by our independent auditors. All non-audit services described above were pre-approved by our Audit Committee.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation objectives, practices, and programs as well as how our Compensation Committee (the “Committee”) determines executive compensation under those programs. The CD&A focuses on the compensation of our named executive officers (“NEOs”) for fiscal year 2012, who were:

•	our President and Chief Executive Officer, Allan P. Merrill;

•	our Executive Vice President and Chief Financial Officer, Robert L. Salomon; and

•	our Executive Vice President, General Counsel and Chief Administrative Officer, Kenneth F. Khoury, who is our other most-highly compensated executive officer.
In addition, this CD&A provides a detailed description of compensation programs established by the Committee for fiscal year 2013.
Executive Summary
Operational and Financial Highlights for Fiscal Year 2012
The Company's management and Board established several operational and financial goals for fiscal year 2012 and the Committee designed the Company's executive compensation program for fiscal year 2012 to incent achievement of those goals. The principal operational goals were to generate positive earnings before interest, taxes, depreciation and amortization (“EBITDA”), increase sales and closings, and markedly improve average sales per community per month (“Average Sales Per Community”). Key financial goals included strengthening the Company's balance sheet, reducing interest costs, raising additional capital for growth, providing additional liquidity and extending debt maturities.
During fiscal year 2012, the Company delivered significantly improved operating results, meeting or exceeding virtually all of the operational goals it set out to achieve at the beginning of the year. The Company also took important actions to strengthen its balance sheet and improve liquidity. These operational and financial achievements were important aspects of the Company's strategies in fiscal year 2012 as it remained focused on returning to profitability. Some of the more notable achievements are highlighted below.

Operational Achievements

•	Substantially Increased New Home Orders and Closings. New home orders and closings increased 24.8% and 36.3%, respectively, in fiscal year 2012 versus fiscal year 2011.

New Home Orders
6,000
5,000
4,000
3,000
2,000
1,000
0
3,927
4,901
24.8%
Fiscal Year 2011
Fiscal Year 2012

5,000
4,000
3,000
2,000
1,000
0
Closings
3,249
4,428
36.3%
Fiscal Year 2011
Fiscal Year 2012

•
Generated Positive EBITDA. In fiscal year 2012, the Company improved Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, debt extinguishment charges, impairments and abandonments) by $46.7 million, from negative $24.9 million in fiscal year 2011 to positive $21.8 million.

Adjusted EBITDA
($ in millions)
$30
$20
$10
$0
($10)
($20)
($30)
$21.8
$46.7 million
($24.9)
Fiscal Year 2011
Fiscal Year 2012

•
Significantly Improved Average Sales Per Community While Increasing Margins. Management established increased Average Sales Per Community as a key operational goal for fiscal year 2012. The Company significantly increased Average Sales Per Community from 1.8 to 2.3 from fiscal year 2011 to 2012, a 27.8% increase, while simultaneously increasing our overall homebuilding gross margin (excluding impairments and abandonments and interest), from 17.2% to 17.7%.

Average Sales Per Community
Homebuilding Gross Margin (excluding impairments & abandonments & interest)
2.5
2.0
1.5
1.0
0.5
0.0
19.0%
18.0%
17.0%
16.0%
1.8
2.3
27.8%
17.2%
17.7%
Fiscal Year 2011
Fiscal Year 2012

•
Successfully Leveraged Fixed Costs. Although we experienced a 36.3% increase in home closings in fiscal year 2012, operating expenses were maintained at fairly constant levels from fiscal year 2011 to fiscal year 2012. General and administrative expenses (“G&A”) as a percentage of revenue were reduced from 18.5% as of the fiscal year ended September 30, 2011 to 10.9% as of the fiscal year ended September 30, 2012.

Closings
G&A as % of Revenue
5,000
4,000
3,000
2,000
1,000
0
20.0%
15.0%
10.0%
5.0%
0.0%
18.5%
10.9%
36.3%
3,249
4,428
Fiscal Year 2011
Fiscal Year 2012

Financial Achievements

•
Raised Growth Capital. Through equity and equity-related offerings, the Company successfully raised $170 million that will be used to drive increased community count in key markets. This capital raise also improved the Company's balance sheet by enough to significantly reduce the cost of the Company's debt (as noted below).

•
Improved Liquidity Position. During fiscal year 2012, the Company also obtained a $150 million credit facility, which under certain conditions may be increased to $200 million. In addition, as a result of the cash raised through equity-related offerings and the operational improvements noted above, the Company had $487.8 million in unrestricted cash at the end of fiscal year 2012, $117.4 million more than was available at the end of fiscal year 2011.

•
Reduced Interest Expense. The Company successfully refinanced $250 million in senior secured indebtedness, which together with other financing transactions completed in fiscal 2012, is expected to result in a $15 million reduction in annual cash interest expense and also extended the maturity date of the refinanced debt from 2017 to 2018.

Highlights from Our Fiscal Year 2012 Compensation Program and Results
For fiscal year 2012, the Committee continued its practice of establishing compensation programs focused on creating incentives for management to achieve pre-determined strategic and financial goals as part of our short- and medium-term incentive plans, while using equity grants to align the interests of management and stockholders over the long-term. The numerous operational and financial achievements noted above for fiscal year 2012 are attributable in large part to the leadership of the Company's management team, and resulted in our NEOs meeting or exceeding the pre-determined strategic and financial goals set by the Committee for fiscal year 2012.
The following are highlights of the results for our 2012 executive compensation:

•	overall compensation for our NEOs, both targeted and actual, was at the bottom quartile of our peer group (see “— Peer Groups for Fiscal Years 2012 and 2013” beginning on page 36);

•	base salaries for our NEOs remained unchanged;

•
the Company far exceeded the pre-determined strategic and financial goals set by the Committee at the beginning of the fiscal year, but the Committee imposed aggregate limits on NEO cash bonuses for fiscal year 2012 and, as a result,

•
despite having significantly exceeded the target performance goals under both the short- and medium-term incentive plans, aggregate payouts to our NEOs were reduced by $1,327,052, and limited the medium-term payout to a total of $50,222 for all NEOs; and

all 2012 equity grants were “at risk,” or performance-based.
Please see “— Elements of Fiscal Year 2012 Executive Compensation” below for a detailed explanation of the various components of fiscal year 2012 executive compensation.
Key Compensation Practices
Set forth below are certain highlights of our key compensation practices. These practices include those adopted in an effort to drive the Company's performance, as well as those practices the Company has not adopted because it does not believe these practices would serve the long-term interests of our stockholders.

What We Do
Practice	Company Highlights	Discussed on Page(s)
☑ Pay for Performance - Substantial Amount of Compensation “At Risk”
NEO incentive compensation is tied to performance, and requires the achievement of operational, financial and strategic goals in order to earn incentive-based and equity compensation.
•     Overall compensation and base salary set by the Committee in the lowest quartile of peer group, consistent with our relative size and competitive position.
•     All NEO incentive compensation for 2012 and 2013 is “at risk,” or performance-based. (Base salary is the only component of compensation that is not “at risk.”)
•     Value of actual equity grants to NEOs remain substantially below target values provided for in NEO employment agreements.
•     The Committee will not approve any bonus amount where performance does not meet certain pre-established levels.

		21-37
☑ Mitigate Undue Risk
Undue risk that may be associated with NEO compensation is mitigated through the utilization of caps on incentive payouts, the use of multiple performance measures for incentive plans, a compensation clawback policy, stock ownership guidelines and the Committee's ability to exercise negative discretion in determining incentive payouts.
• The Committee receives a compensation risk assessment annually from its independent compensation consultant, which it evaluates in the context of the Committee's own overall risk assessment.
		6, 7-8, 22-36
☑ Stock Ownership Guidelines and Equity Holding Policy	The Company has stock ownership guidelines that require NEOs to hold a significant portion of equity grants until ownership guideline compliance is achieved.	7-8, 38
☑ No Hedging or Pledging of Company Stock	None of our NEOs or directors has engaged in the practice of hedging or pledging Company stock. Furthermore, each of our NEOs and directors has committed not to engage in the hedging or pledging of Company stock pending our adoption of a formal policy prohibiting such transactions.	8
☑ Double Triggers Following a Change in Control	NEO employment agreements include double-trigger change in control provisions.	37-38, 44-45
☑ Independent Compensation Consultant	The Committee utilizes an independent compensation consulting firm, Pearl Meyer, which does not provide any other services to the Company.	22
☑ Annual Review of Share Utilization
The Company evaluates share utilization (and annual run rates) as it relates to equity awards to strike the appropriate balance among dilution to stockholders, management incentives and practices at peer companies.
		28, 32

What We Don't Do
Practice	Company Highlights
☒ No Excise Tax-Gross Ups	We have eliminated all tax gross-ups.
☒ No Evergreen Employment Agreements	NEO employment agreements do not automatically renew, are for a fixed term and are terminable by the Company with or without cause.
☒ No NEO Specific Perquisites
NEOs do not have supplemental executive retirement plans, company cars, club memberships or other significant perquisites. NEOs receive benefits that are comparable to benefits provided to other Company employees and pay taxes on such perquisites.

Consideration of the 2012 Say on Pay Vote
Following our 2012 annual meeting of stockholders, the Committee reviewed the results of the non-binding stockholder advisory vote on our executive compensation (the “2012 Say on Pay Vote”). Ninety-five percent (95%) of the votes on the proposal were voted in support of the compensation of our NEOs as set forth in the CD&A, the summary compensation table and the related compensation tables and narratives in last year's proxy statement.
Based on the results of the 2012 Say on Pay Vote, as well as our ongoing dialogue with our stockholders, the Committee and our Board of Directors concluded that, even though our overall executive compensation policies and practices enjoy favorable stockholder support, it was appropriate to modify the compensation mix of our NEOs to better align their compensation to market and competitive practices and to tie more of their compensation to the achievement of metrics directly related to the Company's overriding goal of returning to profitability at the earliest possible time.
Accordingly, the Committee changed the design of our executive compensation program for 2013 as follows:

•
increased the portion of long-term compensation opportunity linked to achieving improvements in gross margins and revenue, which the Committee believes are critical metrics in returning the Company to profitability;

•	continued to emphasize earnings-related performance targets under our short-term incentive compensation plan to incentivize further EBITDA improvement over fiscal year 2012 performance;

•	revised the customer-related performance measures under our short-term incentive compensation plan to emphasize the focus on excellent sales performance in our new and close-out communities; and

•	allowed our medium-term compensation plan to expire following the 2012 fiscal year performance period.
Discussion of Our Overall Compensation Philosophy and Objectives
Our core compensation philosophy continues to be focused on providing incentive compensation to our management team when they achieve pre-determined financial and non-financial goals that the Committee and our Board of Directors believe are critical to enhancing stockholder value. The Committee reviews our core compensation philosophy annually in conjunction with the review of our compensation programs. While our core compensation philosophy and objectives have remained largely constant, the Committee has not hesitated to make adjustments to various aspects of our compensation programs to meet changing needs and circumstances. For fiscal year 2012, the Committee adopted a compensation program that was comprised of a combination of base salary, short- and medium-term cash incentive compensation, and long-term equity compensation. The Committee focused on the achievement of performance-related incentive compensation and reduced overall compensation opportunities to levels consistent with the Company's recent performance and relative size. In particular, the Committee made significant use of rigorous performance-based long-term incentive compensation. For fiscal year 2013, the Committee continued to focus on the achievement of absolute, and to a lesser extent, relative performance goals to earn cash incentives and equity awards. Please see “— Elements of Fiscal Year 2013 Executive Compensation” below for a detailed explanation of the various components of fiscal year 2013 executive compensation.
By having compensation programs with features that are balanced between short- and long-term payouts as well as cash and equity awards, the Committee is provided with the tools to:

•	align management's interests with those of our stockholders in both the short- and long-term;

•	reduce risks that may be associated with compensation that is overly focused on the achievement of short-term objectives; and

•	attract, retain and motivate the senior management team.
The Committee also believes that base salary and incentive compensation should be set based on a variety of factors, including Company and executive performance, the compensation practices of our peer group, each executive's specific responsibilities and skill sets, and the relationship between the compensation levels among members of our management team. In addition, the Committee has taken into consideration our need to attract and retain qualified executives in an industry that is experiencing an increased level of competition for senior executives as the housing market recovers.
Role of the Committee, Management and Compensation Consultants
The principal responsibilities of the Committee include:

•	reviewing and approving competitive compensation programs;

•	establishing objectives for our NEOs aligned with the Company's business and financial strategy as well as stockholder interests;

•	evaluating performance of our NEOs in light of those objectives; and

•
based on this evaluation, determining and approving the compensation level for our Chief Executive Officer (with input from our Non-Executive Chairman) and for other executive officers, with our Chief Executive Officer's input.

During fiscal year 2012, the Committee took account of discussions with key members of our management team to ensure that our operating and financial strategies and goals formed the basis for compensation plans that would create incentives for management to effectively execute those strategies and achieve those goals. Specifically, in designing the compensation program for fiscal year 2012, the Committee received significant input from our Non-Executive Chairman and Mr. Merrill.
In August 2011, the Committee retained Pearl Meyer to provide advice regarding compensation plan design, compensation levels, benchmarking data and advice with regard to compensation disclosures for fiscal year 2012. Pearl Meyer was also retained to provide similar advice for fiscal year 2013. Prior to retaining Pearl Meyer for each of fiscal years 2012 and 2013, the Committee considered and determined that Pearl Meyer qualifies as an independent compensation consultant. Pearl Meyer reports directly to the Committee, which directs and authorizes all executive compensation and non-employee director compensation consulting services to be provided. Pearl Meyer does not provide any other services to the Company.
Mr. Merrill reviewed the actual performance of Messrs. Salomon and Khoury for fiscal year 2012, and made recommendations to the Committee based on his review. In addition, our Non-Executive Chairman discussed Mr. Merrill's performance with the Committee. Mr. Merrill was present for the Committee's deliberations related to the compensation of the other NEOs and his other direct reports, but not for the Committee's discussions related to his own compensation.
Elements of Fiscal Year 2012 Executive Compensation
The discussion that follows summarizes each element of our compensation program for our NEOs for fiscal year 2012 and the rationale for compensation decisions made for the 2012 fiscal year.
For fiscal year 2012, the Committee used its judgment, experience, advice from Pearl Meyer, its assessment of the capabilities of our NEOs and benchmark data from peer companies to establish the overall level and mix of compensation components for our NEOs. In addition, the Committee took into account the the stockholder vote at our 2011 annual meeting of stockholders, at which a majority of stockholders voted against our Say on Pay proposal.
As part of the process of determining fiscal year 2012 targets for NEO incentive compensation, the Committee reviewed the compensation targets used by the 2012 Peer Group (as defined below under “— Peer Groups for Fiscal Years 2012 and 2013”). While the Committee believes benchmarking against pay practices at other publicly-held homebuilders is useful in determining whether our executive compensation practices are reasonable, in the past it has not and for fiscal year 2012 it did not establish compensation levels based solely on benchmarking industry practices. Nonetheless, based on data for the 2012 Peer Group, the Committee has been advised by Pearl Meyer that overall compensation for our NEOs was in the bottom quartile for the 2012 Peer Group, consistent with our relative size and performance positioning.
The Company's fiscal year 2012 compensation program for our NEOs consisted of base salary, a short-term cash incentive plan, the final year of a medium-term cash incentive plan and long-term incentives in the form of equity grants, each discussed in more detail below.

Base Salary
Mr. Merrill's employment agreement provides for a base salary of $900,000. The employment agreement for each of Messrs. Salomon and Khoury provides for a base salary of $450,000. These employment agreements were entered into in fiscal year 2011, and the Committee did not change base salaries for fiscal year 2012. Based on the data it reviewed, the Committee believes that base salaries for our NEOs are in the bottom quartile of the 2012 Peer Group, and these salaries are appropriate based on the Company's size and recent performance.
For more information on the employment agreements for each of our NEOs, please see below under “— Employment Agreements.”
Short-Term Incentive Compensation
In 2006, the Committee established the Beazer Homes Employee Bonus Plan (the “Bonus Plan”) for certain employees, including our NEOs. Awards under the Bonus Plan may be granted to NEOs based on the achievement of certain financial and non-financial criteria established in advance by the Committee. At the start of each fiscal year, the Committee, our Non-Executive Chairman and our Chief Executive Officer recommend performance objectives, and subsequently review our executives' performance against those objectives. While the Committee may also make awards under the Bonus Plan based on outstanding achievements, without reference to any specific performance objectives, this discretionary authority was not used for fiscal year 2012 compensation. Payments under the Bonus Plan do not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and are not intended to do so. The Bonus Plan was the only annual cash incentive program employed by the Committee for our NEOs in fiscal year 2012 (the “2012 Bonus Plan”).
In light of the depressed conditions in the residential housing industry and the challenges presented by the Company's capital structure, the Committee focused its design of the 2012 Bonus Plan on:

•	generating positive 2012 Modified EBITDA (as defined below) (75% of the 2012 Bonus Plan);

•	achieving further improvements in the Company's balance sheet (15% of the 2012 Bonus Plan); and

•	continuing to emphasize customer satisfaction as well as quality building and safety (10% of the 2012 Bonus Plan).
The chart below shows the threshold, target and maximum award opportunities for each NEO under the 2012 Bonus Plan, assuming achievement of the EBITDA component as well as balance sheet- and customer-related metrics.

2012 Bonus Plan Award Opportunities

	Threshold		Target		Maximum
	$ Value	As % of Base Salary	$ Value	As % of Base Salary	$ Value	As % of Base Salary
Mr. Merrill	$450,000	50%	$900,000	100%	$1,350,000	150%
Mr. Salomon	$202,500	45%	$405,000	90%	$607,500	135%
Mr. Khoury	$202,500	45%	$405,000	90%	$607,500	135%
The 2012 Bonus Plan required threshold-level achievement of the EBITDA component in order for any award to be earned under the balance sheet- and customer-related metrics, even if the performance goals were achieved for these latter two metrics. Once the threshold EBITDA performance level was achieved, a percentage multiplier derived from the actual EBITDA performance level as a percentage of target EBITDA performance (the “Payment Ratio”) was applied to determine the bonus earned under the EBITDA component.
The same Payment Ratio applied to the balance sheet- and customer-related components if those performance goals were met. To the extent that the EBITDA performance level was between threshold and target or target and maximum, linear interpolation applied to determine the Payment Ratio for the incremental dollar value of EBITDA achieved and the relative EBITDA performance level percentage. See the graph below under “— Short-Term Incentive Compensation — Results for EBITDA Component of the 2012 Bonus Plan” for an illustration of how the Payment Ratio is determined.
As described below under “— Medium-Term Incentive Plan,” any award an NEO received under the MT Plan (as defined below under “— Medium-Term Incentive Plan”) was counted against the maximum 2012 Bonus Plan award opportunity. The Committee imposed this limit on NEO cash bonuses in order to ensure that continuance of the MT Plan did not increase the maximum cash compensation opportunity for our NEOs beyond the maximum opportunity under the 2012 Bonus Plan. In addition, all awards under the 2012 Bonus Plan were subject to the negative discretion of the Committee.
Results for EBITDA Component of the 2012 Bonus Plan
The EBITDA component of the 2012 Bonus Plan comprised 75% of the overall annual bonus opportunity, and required a substantial year-over-year improvement to earn any payout. This component was based on achievement of threshold (50%), target (100%) or maximum (150%) 2012 Modified EBITDA of breakeven, $15 million or $25 million, respectively. For purposes of the 2012 Bonus Plan, “2012 Modified EBITDA” is the Company's fiscal year 2012 Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, debt extinguishment charges, impairments and abandonments) excluding a $2.6 million accrual for NEO bonus payments.
In fiscal year 2012, the Company improved Adjusted EBITDA by $46.7 million, from negative $24.9 million in fiscal year 2011 to positive $21.8 million, resulting in 2012 Modified EBITDA of $24.4 million, just slightly below the maximum performance target of $25 million. Accordingly, our NEOs earned awards between the target and maximum levels for the EBITDA component of the 2012 Bonus Plan, and the Payment Ratio for this component was approximately 147.1%. The chart below illustrates the relationship between the EBITDA level achieved and the Payment Ratio.

150.0%
147.1%
Payment Ratio = 147.1%
(based on 2012 Modified EBITDA of $24.4 mill)
Maximum-level
EBITDA
Performance
100.0%
Payment Ratio for
EBITDA Level Achieved
Threshold-level
EBITDA
Performance
Target-level
EBITDA
Performance
50.0%
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2012 Modified EBITDA
(in millions)
$24.4

The table below sets forth the amount each NEO received for the EBITDA component of the 2012 Bonus Plan and how this amount was calculated.

	Mr. Merrill	Mr. Salomon	Mr. Khoury
EBITDA Component
2012 Bonus Plan Target Award Opportunity	$900,000	$405,000	$405,000
x % of 2012 Bonus Plan	x 75%	x 75%	x 75%
x Payment Ratio (1)	x 147.1%	x 147.1%	x 147.1%
= $ Value Earned and Paid for Component	$992,676	$446,704	$446,704
_______________

(1)	The Payment Ratio reflected in the above table reflects rounding. The actual percentage applied in this calculation was 147.0631%.
Results for the Balance Sheet Component of the 2012 Bonus Plan
The balance sheet component of the 2012 Bonus Plan comprised 15% of the overall annual bonus opportunity, and focused on improving the Company's balance sheet and increasing earnings per share through raising capital, modifying debt covenants, reducing interest expense and/or extending debt maturities.

For fiscal year 2012, the Committee set specific capital raising goals for the Company to (i) issue between $50 million and $100 million in equity or equity-linked products or (ii) raise between $100 million and $200 million in long-term debt. Ultimately, in fiscal year 2012, management completed a series of capital markets transactions designed to improve the Company's capital structure and accelerate its return to profitability by reducing the Company's interest burden and providing additional liquidity and growth capital. To this end, management successfully completed the following actions:

•	exchanged a substantial majority of the Company's outstanding convertible notes and tangible equity units for common stock;

•	completed an equity and equity-linked capital raise of $170 million that will be used to grow the size of the business;

•	refinanced the Company's 12% Senior Secured Notes due 2017 and replaced them with less expensive, 6-5/8% Senior Secured Notes that are due in 2018; and

•	added a $150 million revolver to provide additional liquidity.
As a result of these actions to improve the Company's balance sheet, unrestricted cash increased from $370.4 million at 2011 fiscal year end to $487.8 million at 2012 fiscal year end. In addition, these transactions are expected to reduce the Company's annual interest payment obligations by $15 million. These actions resulted in the achievement of the balance sheet component of the 2012 Bonus Plan.
As noted above, because the threshold 2012 Modified EBITDA level and the balance sheet performance goal were both achieved, the same Payment Ratio was applied to calculate the award under the balance sheet component of the 2012 Bonus Plan. The table below sets forth the amount each NEO received for the balance sheet component and how this amount was calculated.

	Mr. Merrill	Mr. Salomon	Mr. Khoury
Balance Sheet Component
2012 Bonus Plan Target Award Opportunity	$900,000	$405,000	$405,000
x % of 2012 Bonus Plan	x 15%	x 15%	x 15%
x Payment Ratio (1)	x 147.1%	x 147.1%	x 147.1%
= $ Value Earned and Paid for Component	$198,535	$89,341	$89,341
________________________

(1)	The Payment Ratio reflected in the above table reflects rounding. The actual percentage applied in this calculation was 147.0631%.
Results for Customer-Related Component of the 2012 Bonus Plan
The customer-related component of the 2012 Bonus Plan comprised 10% of the overall annual bonus opportunity, and focused on the experience of the Company's customers, as well as quality and safety in building practices. In order for NEOs to earn an award under this component of the 2012 Bonus Plan, the Committee required the Company to achieve a score above 65 on its Customer Experience Index and a score above 8 on a quality index established and scored by an independent third-party. For fiscal year 2012, the Company achieved a Customer Experience Index of over 69 and a quality index score of approximately 8.8.
As noted above, because the threshold 2012 Modified EBITDA level and the customer-related component were both achieved, the Payment Ratio applied to calculation of the award for the customer-related component of the 2012 Bonus Plan. The table below sets forth the amount each NEO received for the customer-related component and how this amount was calculated.

	Mr. Merrill	Mr. Salomon	Mr. Khoury
Customer-Related Component
2012 Bonus Plan Target Award Opportunity	$900,000	$405,000	$405,000
x % of 2012 Bonus Plan	x 10%	x 10%	x 10%
x Payment Ratio (1)	x 147.1%	x 147.1%	x 147.1%
= $ Value Earned and Paid for Component	$132,357	$59,560	$59,560
_______________________
(1) The Payment Ratio reflected in the above table reflects rounding. The actual percentage applied in this calculation was 147.0631%.

The chart below summarizes the total awards for NEOs under the 2012 Bonus Plan.

Summary of Fiscal Year 2012 Bonus Plan Awards

	EBITDA Component	Balance Sheet Component	Customer-Related Component	Total Award for 2012 Bonus Plan	% of Maximum 2012 Bonus Plan Opportunity
Mr. Merrill	$992,676	$198,535	$132,357	$1,323,568	98%
Mr. Salomon	$446,704	$89,341	$59,560	$595,605	98%
Mr. Khoury	$446,704	$89,341	$59,560	$595,605	98%

Medium-Term Incentive Plan
The Medium-Term Incentive Plan (the “MT Plan”) was designed to incent management to make efficient use of capital in the current distressed economic environment by making decisions and implementing strategies to improve earnings before interest and taxes (“EBIT”) after taking into account the Company's cost of capital based on two cumulative years of performance relative to a peer group.
Performance targets for the MT Plan are based on a comparison of the improvement in the Company's EBIT, net of a charge representing the Company's cost of capital, as a percentage of revenue, against the performance of the MT Peer Group (as defined below under “— Peer Groups for Fiscal Years 2012 and 2013”) over a two-year measurement period (Standardized Economic Profit Added or “SEPA”). Awards under the MT Plan are based on a percentage of a “bonus target,” which is a percentage of an NEO's base salary. For Messrs. Merrill, Salomon and Khoury, their respective bonus targets for the MT Plan were 75%, 50% and 50% of their respective 2012 base salaries.
Under the MT Plan, a threshold award is earned if the Company's SEPA performance relative to its peer group is at the 33rd percentile. Above that threshold, performance is rewarded based on relative percentage of peer group SEPA performance with the following benchmarks: for an award that is 75% of the bonus target, performance would have to be at the median of the MT Peer Group, for an award that is 100% of the bonus target (a target award), performance would have to be at the 67th percentile of the MT Peer Group, and for an award that is 150% of the bonus target (a maximum award), the Company's SEPA performance would have to be at the 100th percentile of the MT Peer Group (i.e., better than all other companies in the MT Peer Group). Straight line interpolation applies between each percentile target and related bonus awards. The chart below illustrates the relative relationship between percentile rank in the MT Peer Group versus the percent of bonus target awarded.

MT Plan Award Calculation
(including FY2012 Actual Results)
Top Rank in MT Peer Group 150% of Bonus Target
FY 2012 Actual = 122.4% of Bonus Target
Median of MT Peer Group 75% of Bonus Target
67th Percentile of MT Peer Group 100% of Bonus Target
33rd Percentile of MT Peer Group 33% of Bonus Target
150.0%
125.0%
100.0%
75.0%
50.0%
25.0%
0.0%
% of Bonus Target
0.0%
33.3%
50.0%
66.7%
81.8%
100.0%
Percentile Rank in MT Peer Group

As the Committee considered adoption of the 2012 Bonus Plan at the beginning of fiscal year 2012, it carefully considered how awards under the MT Plan for fiscal year 2012 (the “2012 MT Plan”) should be treated so as not to increase the maximum cash compensation opportunity for our NEOs. For this reason, any award earned under the 2012 MT Plan is counted against the maximum opportunity available for an NEO under the 2012 Bonus Plan. In addition, the Committee made the decision to terminate the MT Plan after the 2012 fiscal year performance period. This decision was based on the Committee's desire to shift to an increased level of longer-term incentive compensation to further align the long-term interests of our NEOs with the long-term interests of our stockholders, while simultaneously removing medium-term incentive compensation.
For fiscal year 2012, an award under the MT Plan could be earned based on SEPA results against the MT Peer Group using the average of the Company's fiscal year 2011 and 2012 performance together with the threshold, target and maximum bonus targets described above. Relative SEPA performance during the performance period (2011 and 2012 fiscal years) was at the 81.8th percentile of the MT Peer Group and, accordingly, 122.4% of target was achieved. This performance level should have resulted in payments to Messrs. Merrill, Salomon and Khoury of $826,364, $275,455 and $275,455, respectively. However, because payments at these levels, if combined with the payments earned under the 2012 Bonus Plan, would have exceeded the maximum opportunity set by the Committee set under the 2012 Bonus Plan, the payments actually received by each of Messrs. Merrill, Salomon and Khoury under the 2012 MT Plan were $26,432, $11,895 and $11,895, respectively.
The table below shows how each NEO's bonus payment under the 2012 MT Plan was calculated.

	Mr. Merrill	Mr. Salomon	Mr. Khoury
MT Plan
% of Bonus Target Achieved	122.4%	122.4%	122.4%
x NEO's MT Plan Multiplier	x 75.0%	x 50.0%	x 50.0%
x Base Salary	x $900,000	x $450,000	x $450,000
= $ Value Earned for MT Plan Performance	$826,364	$275,455	$275,455
$ Value Actually Paid to NEOs for MT Plan (1)	$26,432	$11,895	$11,895
__________________________

(1)
The amounts actually paid out to each NEO under the 2012 MT Plan were adjusted down such that the combined amounts payable to each of the NEOs through the 2012 Bonus Plan and the 2012 MT Plan would not exceed the maximum award opportunity available under the 2012 Bonus Plan to Messrs. Merrill, Salomon and Khoury of $1,350,000, $607,500 and $607,500, respectively.

Long-Term Incentive Compensation
The long-term incentive compensation plan design for fiscal year 2012 consisted of awards in an equal number of performance-based shares (“Performance Shares”) and stock options (“Stock Options”).
The employment agreements for our NEOs establish a target grant value of long-term incentive awards that each is entitled to receive annually as a percentage of base salary, subject to the Committee's negative or positive discretion. However, in light of (i) our current stock price, (ii) the limited number of shares remaining available for issuance under our 2010 Equity Incentive Plan and (iii) the Committee's desire to maintain sufficient shares under the 2010 Equity Incentive Plan to support two additional years of equity grants, the Committee determined to issue equity grants at a substantial discount in value to the target levels set forth in each NEO's employment agreement. The table below sets forth the target value of long-term incentive plan grants provided in each NEO's employment agreement as well as the number and value of Stock Options and Performance Shares that were actually granted to each NEO for fiscal year 2012 long-term incentive compensation, after taking into account the Company's 1-for-5 Reverse Stock Split approved by stockholders and effective October 11, 2012.

	Base Salary	Target Long-Term Incentive (per NEO Employment Agreement)		Actual Shares Granted			Value of Actual Stock Options and Performance Shares Granted (1)(2)	Value of Actual Grant as % of the Target Value under Employment Agreements
		as % of Base Salary	as $ Value	Stock Options (1)	Performance Shares (2)	Total Number of Shares
Mr. Merrill	$900,000	250%	$2,250,000	58,264	58,264	116,528	$579,727	26%
Mr. Salomon	$450,000	175%	$787,500	20,392	20,392	40,784	$202,900	26%
Mr. Khoury	$450,000	175%	$787,500	20,392	20,392	40,784	$202,900	26%
_________________
(1)    The Black-Scholes option value applied to the Stock Options is $4.30 per share (40% of the grant date stock price).

(2)	Performance Shares have a grant date fair value of $5.65 per share (52% of the grant date stock price).
As indicated in the table above, the estimated value of grants to NEOs under the 2012 long-term incentive compensation plan was approximately 26% of the long-term incentive plan target value to which each NEO was entitled pursuant to their respective employment agreement. This discount is calculated by comparing the target value to the actual value of shares granted, where the actual value is (i) the number of Stock Options multiplied by a grant date fair value of $4.30 per Stock Option plus (ii) the number of Performance Shares multiplied by a grant date fair value of $5.65 per Performance Share.
Stock Options
Stock Options vest ratably over a three-year period beginning with the first anniversary of the effective date of the grant and have an eight-year term.
Performance Shares
Performance Shares are structured to require both absolute and relative performance. Specifically, the Performance Shares require a significant compound annual growth rate (“CAGR”) for our common stock price and total shareholder return (“TSR”) that compares favorably against the 2012 Peer Group measured at the end of a three-year performance period. The matrix below shows the percentage of granted Performance Shares that will be earned at various combinations of (i) TSR versus the 2012 Peer Group and (ii) the Company's absolute stock price at the end of the three-year performance period.

Vesting of Performance Shares after 3-Year Performance Period
(as % of Granted Performance Shares)

		Beazer 3-Year Stock Price CAGR (Beg. Avg. Mkt. Price = $10.50 per share) (1)
		Beg. Avg. Mkt. Price	10%	20%	30%	40%
		</= $10.50	$14.00	$18.15	$23.05	$28.80
Beazer 3-Year Relative Total Shareholder Return Rank	1	0%	50%	100%	125%	150%
	2	0%	46%	92%	117%	142%
	3	0%	42%	83%	108%	133%
	4	0%	38%	75%	100%	125%
	5	0%	33%	67%	92%	117%
	6	0%	29%	58%	83%	108%
	7	0%	25%	50%	75%	100%
	8	0%	0%	42%	63%	83%
	9	0%	0%	33%	50%	67%
	10	0%	0%	25%	38%	50%
	11	0%	0%	0%	0%	0%
	12	0%	0%	0%	0%	0%
	13	0%	0%	0%	0%	0%

Levels at which Threshold or greater awards are achieved (up to Target).

Levels at which Target awards are achieved.

Levels at which awards exceeding Target are achieved.

(1)	Beg. Avg. Mkt. Price reflects the Reverse Stock Split.

The matrix above illustrates that no Performance Shares will be earned if our stock price does not increase after the Performance Share grant date or if our TSR after three years is in the bottom three of the 2012 Peer Group. Furthermore, the targeted awards of Performance Shares will only be earned if strong absolute and relative performance is achieved. In addition, to further the Committee's previously noted desire to preserve shares under our 2010 Equity Incentive Plan, any award earned that exceeds target will not be paid in additional shares but instead will be paid in cash.
The Company's common stock price for awards of Performance Shares is to be based on our average closing price on the NYSE for the 20 trading days immediately preceding (i) the effective date of the grant and (ii) the third anniversary of the effective date of grant. The effective date of the grant was November 16, 2011 and the average closing price over the prior 20 trading days was $10.50 (after adjusting for the Reverse Stock Split).
The matrices below show the hypothetical value of the Performance Shares for our Chief Executive Officer and other two NEOs on the third anniversary of the grant date provided that the indicated levels of absolute and relative performance are achieved. These matrices are for illustrative purposes only.

CEO's Potential Realizable Value of Performance Shares after 3-Year Performance Period

		Beazer 3-Year Stock Price CAGR (Beg. Avg. Mkt. Price = $10.50 per share) (1)
		Beg. Avg. Mkt. Price	10%	20%	30%	40%
		</= $10.50	$14.00	$18.15	$23.05	$28.80
Beazer 3-Year Relative Total Shareholder Return Rank	1	$0	$407,848	$1,057,492	$1,678,732	$2,517,005
	2	$0	$373,861	$969,367	$1,566,816	$2,377,171
	3	$0	$339,873	$881,243	$1,454,901	$2,237,338
	4	$0	$305,886	$793,119	$1,342,985	$2,097,504
	5	$0	$271,899	$704,994	$1,231,070	$1,957,670
	6	$0	$237,911	$616,870	$1,119,154	$1,817,837
	7	$0	$203,924	$528,746	$1,007,239	$1,678,003
	8	$0	$0	$440,622	$839,366	$1,398,336
	9	$0	$0	$352,497	$671,493	$1,118,669
	10	$0	$0	$264,373	$503,619	$839,002
	11	$0	$0	$0	$0	$0
	12	$0	$0	$0	$0	$0
	13	$0	$0	$0	$0	$0

Levels at which Threshold or greater awards are achieved (up to Target).

Levels at which Target awards are achieved.

Levels at which awards exceeding Target are achieved.

(1)	Beg. Avg. Mkt. Price reflects the Reverse Stock Split.

Each Other NEO's Potential Realizable Value of Performance Shares after 3-Year Performance Period

		Beazer 3-Year Stock Price CAGR (Beg. Avg. Mkt. Price = $10.50 per share) (1)
		Beg. Avg. Mkt. Price	10%	20%	30%	40%
		</= $10.50	$14.00	$18.15	$23.05	$28.80
Beazer 3-Year Relative Total Shareholder Return Rank	1	$0	$142,744	$370,115	$587,545	$880,934
	2	$0	$130,849	$339,272	$548,375	$831,994
	3	$0	$118,953	$308,429	$509,205	$783,053
	4	$0	$107,058	$277,586	$470,036	$734,112
	5	$0	$95,163	$246,743	$430,866	$685,171
	6	$0	$83,267	$215,900	$391,696	$636,230
	7	$0	$71,372	$185,057	$352,527	$587,290
	8	$0	$0	$154,215	$293,772	$489,408
	9	$0	$0	$123,372	$235,018	$391,526
	10	$0	$0	$92,529	$176,263	$293,645
	11	$0	$0	$0	$0	$0
	12	$0	$0	$0	$0	$0
	13	$0	$0	$0	$0	$0

Levels at which Threshold or greater awards are achieved (up to Target).

Levels at which Target awards are achieved.

Levels at which awards exceeding Target are achieved.

(1)	Beg. Avg. Mkt. Price reflects the Reverse Stock Split.

See “Executive Compensation — Grants of Plan-Based Awards” for additional information regarding these grants.

Elements of Fiscal Year 2013 Executive Compensation
The fiscal year 2013 compensation program for our NEOs consists of base salary, a short-term incentive bonus plan (the “2013 Bonus Plan”) and long-term incentives in the form of equity grants and a performance cash program. As described above, the MT Plan was not continued beyond the fiscal year 2012 performance period and will not be a component of fiscal year 2013 compensation.
Some of the highlights of fiscal year 2013 executive compensation include:

•	no increases in base salary or increases in the opportunity for short-term incentives for our NEOs;

•	the overall compensation opportunity for our NEOs continues to be targeted at the bottom quartile of our peer group;

•	short-term incentive compensation, as was the case in fiscal year 2012, is linked to Modified EBITDA (as defined below) performance; and

•	all incentive compensation is “at-risk,” or performance-based.
In determining overall compensation for our NEOs, the Committee reviewed benchmarking for the 2013 Peer Group (as defined below under “— Peer Groups for Fiscal Years 2012 and 2013”). As in the past, benchmarking against a peer group was only one aspect of the process used to establish fiscal year 2013 compensation, as the Committee also relied on its experience and judgment as well as the Company's recent performance, financial structure and the current economic environment to set overall compensation. Based on competitive data, the Committee has been advised by Pearl Meyer that fiscal year 2013 overall compensation for our NEOs is in the bottom quartile of the 2013 Peer Group, adequately reflecting the Company's relative market capitalization and lack of profitability.
Base Salary
The fiscal year 2013 base salaries for Messrs. Merrill, Salomon and Khoury remain unchanged at $900,000, $450,000 and $450,000, respectively. Based on competitive data, the Committee believes these base salaries are positioned in the bottom quartile of the 2013 Peer Group.
Short-Term Incentive Compensation
The Committee believes that the 2012 Bonus Plan's emphasis on an EBITDA metric contributed to the over $46.7 million increase in Adjusted EBITDA from fiscal year 2011 to fiscal year 2012. After the demonstrated success of this metric as a driver under the 2012 Bonus Plan, and because improvement in EBITDA is key to the Company's efforts to return to profitability, the Committee decided to continue to emphasize improving Modified EBITDA as a primary driver for compensation under the 2013 Bonus Plan. For purposes of the 2013 Bonus Plan, “2013 Modified EBITDA” is the Company's fiscal year 2013 Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, debt extinguishment charges, impairments and abandonments) excluding an accrual for NEO bonus payments.
Specifically, under the 2013 Bonus Plan, 75% of the overall annual bonus opportunity will be based on achievement of threshold (50%), target (100%) and maximum (150%) 2013 Modified EBITDA of $20 million, $30 million and $40 million, respectively. Although the Company achieved 147.1% of the Modified EBITDA performance target in fiscal year 2012, the Committee believes that the Modified EBITDA performance targets under the 2013 Bonus Plan will be challenging for management to attain in light of the likely reduction in active communities projected for the Company in fiscal year 2013. In addition, as disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012, the Company has begun to more aggressively pursue land acquisitions in an effort to increase community count. Most of these new land parcels will require some level of development and therefore will not generate significant revenue during fiscal year 2013.
The remaining 25% of the annual bonus opportunity under the 2013 Bonus Plan will be earned based on the achievement of certain metrics related to customer experience, quality and safety in building practices as well as sales performance in both our new and close-out communities.
Once threshold 2013 Modified EBITDA is achieved, a percentage multiplier derived from the actual EBITDA performance level as a percentage of target performance (the “2013 Payment Ratio”) will be calculated. To the extent that the 2013 Modified EBITDA performance level is between threshold and target or target and maximum, linear interpolation will be applied to determine the Payment Ratio.

The chart below shows the threshold, target and maximum award opportunities for each NEO under the 2013 Bonus Plan assuming achievement of EBITDA as well as customer-related metrics.
2013 Bonus Plan Award Opportunities

	Threshold		Target		Maximum
	$ Value	As % of Base Salary	$ Value	As % of Base Salary	$ Value	As % of Base Salary
Mr. Merrill	$450,000	50%	$900,000	100%	$1,350,000	150%
Mr. Salomon	$202,500	45%	$405,000	90%	$607,500	135%
Mr. Khoury	$202,500	45%	$405,000	90%	$607,500	135%
The table below demonstrates how a 2013 Bonus Plan award would be calculated for each of the NEOs assuming achievement of target (100%) EBITDA and customer-related metrics. This calculation is for illustrative purposes only.

	Mr. Merrill	Mr. Salomon	Mr. Khoury
EBITDA Component
% of 2013 Bonus Plan Opportunity	75%	75%	75%
x 2013 Bonus Plan Target Award Opportunity	x $900,000	x $405,000	x $405,000
x Payment Ratio	x 100%	x 100%	x 100%
$ Value Earned for Component	$675,000	$303,750	$303,750
Customer-Related Component
% of 2013 Bonus Plan Opportunity	25%	25%	25%
x 2013 Bonus Plan Target Award Opportunity	x $900,000	x $405,000	x $405,000
x Payment Ratio	x 100%	x 100%	x 100%
$ Value Earned for Component	$225,000	$101,250	$101,250
Total Hypothetical 2013 Bonus Plan Target Award	$900,000	$405,000	$405,000
All payments are subject to the Committee's right, in its discretion, to reduce awards even where performance targets are achieved. The Company believes that the precise strategies and target performance under the customer-related component represent confidential strategic information, the disclosure of which, in advance of executing such strategies, would not be in the best interests of our stockholders. However, this component of the 2013 Bonus Plan generally relates to maintaining focus on a high-level of customer satisfaction, quality and safety in our building practices, and excellent sales performance in our new and close-out communities.
Long-Term Incentive Compensation
Consistent with the long-term incentive compensation program for fiscal year 2012, all long-term incentive compensation for fiscal year 2013 is performance-based.
In recent years, equity awards made up all or substantially all of the long-term incentive compensation opportunity for our NEOs. As of December 3, 2012, a total of 311,307 shares remained available for issuance under our 2010 Equity Incentive Plan. In developing the fiscal year 2013 long-term incentive compensation program, the Committee decided that, rather than seek stockholder approval for an increase in available shares, it would use the remaining shares available for issuance under the 2010 Equity Incentive Plan to make equity grants over the next two fiscal years in amounts consistent with prior grant levels to eligible non-NEO employees. As a result, a number of equity awards were shifted away from our NEOs. The Committee determined to make up the shortfall in long-term compensation for NEOs, which remains targeted at the bottom quartile of peer companies, through implementation of a cash long-term incentive program. On November 8, 2012, the Committee approved a long-term cash incentive plan (the “Cash LTIP”) as a substitute for a portion of the long-term equity incentive plan. Our NEOs and certain other senior corporate officers are participants in the Cash LTIP. In order to emphasize the strategic priority of returning the Company to profitability at the earliest time, the Cash LTIP is designed to incent growth in revenue and gross margin, which the Committee believes is crucial to returning the Company to profitability, measured at the end of a three-year period. Accordingly, for fiscal year 2013, the Cash LTIP represents 51% of our NEOs' total target long-term incentive compensation opportunity.
The remaining 49% of the fiscal year 2013 target long-term incentive compensation opportunity remains based on share price appreciation and is comprised of Stock Options (representing 35% of the grant date target value) and Performance Shares (representing 14% of the grant date target value).

Long-Term Cash Incentive Plan
In recognition of the Company's overriding goal of returning to profitability, the Committee has determined that 51% of the grant date target long-term incentive compensation opportunity for fiscal year 2013 will be based on the achievement of significant improvement in unleveraged gross margin and revenue over the next three fiscal years. When our NEOs took over their current management roles in June 2011, one of their top priorities was to improve the Company's sales velocity—which had been lagging its peer companies—without sacrificing gross margin. Management initially addressed this issue by establishing compensation programs in fiscal year 2012 for the Company's division personnel that emphasized increased Average Sales Per Community while simultaneously achieving improved gross margin levels. As discussed above under “— Executive Summary — Operational and Financial Highlights for Fiscal Year 2012,” the Company's Average Sales Per Community improved dramatically in fiscal year 2012, while overall homebuilding gross margin (without impairments and abandonments and interest) also improved by 0.5%. While the improvements in Average Sales Per Community and gross margin were noteworthy, the Committee recognizes that there must be a continued focus on improving gross margin to return the Company to profitability.
For this reason, the Committee established a set of gross margin improvement targets for the Cash LTIP that are linked to revenue improvement in an effort to ensure that our NEOs are motivated not just to increase sales, but to continue to increase sales without sacrificing gross margin over the next three years. Under the Cash LTIP, our NEOs are eligible to earn cash awards based on the three-year improvement in gross margin dollars (i.e., homebuilding gross profit, excluding impairments and abandonments and interest). The three-year increase in gross margin dollars is the excess of gross margin dollars for fiscal year 2015 over the gross margin dollars for the base year (fiscal year 2012). The payout percentage will equal the percentage increase in gross margin dollars at the end of fiscal year 2015 over fiscal year 2012 with a threshold required to receive any payment set at a 69.3% increase. Target compensation (as described below) will be earned if the Company achieves a 100% increase in gross margin dollars and the maximum award is set at an increase of 215.6%. The matrix below illustrates the impact that certain three-year revenue CAGRs combined with gross margin percentage improvements can have on generating gross margin dollars.
Fiscal Year 2015 Gross Margin Dollars Based on Increases in Margins and Revenues (1)
(Dollars in Thousands)

	3-Year Revenue CAGR
Cumulative Increase in Gross Margin %		10.0%	15.0%	20.0%	25.0%	30.0%	35.0%
	5.0%	$300,899	$343,824	$390,648	$441,542	$496,675	$556,216
	4.0%	$287,641	$328,675	$373,436	$422,088	$474,792	$531,709
	3.0%	$274,384	$313,526	$356,224	$402,634	$452,908	$507,202
	2.0%	$261,126	$298,377	$339,013	$383,179	$431,025	$482,696
	1.0%	$247,868	$283,228	$321,801	$363,725	$409,141	$458,189
________________________

(1)	The 2015 “Target” is based on 20% revenue CAGR and a 3.00% gross margin expansion over actual fiscal year 2012 results (revenue = $996,059, GM % = 17.70%, GM $ = $176,267).
The payout percentage achieved will be multiplied by the target compensation opportunity under the Cash LTIP, which for Mr. Merrill is 100% of his $900,000 base salary, and for Messrs. Salomon and Khoury is 75% of their $450,000 base salaries. The matrix below illustrates the various payout percentages of the target opportunity that an NEO would earn based on achieving various three-year revenue CAGRs and gross margin percentage improvements.

Payout Percentage of Target Opportunity Equal to % Increase in Gross Margin Dollars (1)(2)
(Dollars in Thousands)

	3-Year Revenue CAGR
Cumulative Increase in Gross Margin %		10.0%	15.0%	20.0%	25.0%	30.0%	35.0%
	5.0%	0.0%	95.1%	121.6%	150.5%	181.8%	215.6%
	4.0%	0.0%	86.5%	111.9%	139.5%	169.4%	201.7%
	3.0%	0.0%	77.9%	102.1%	128.4%	156.9%	187.7%
	2.0%	0.0%	69.3%	92.3%	117.4%	144.5%	173.8%
	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Threshold = 69.3% of Target Payout for 69.3% improvement in gross margin dollars [($298,377-$176,267)/
$176,267]

Target = 102.1% of Target Payout for 102.1% improvement in gross margin dollars [($356,224-$176,267)/$176,267]

Maximum = 215.6% of Target Payout for 215.6% improvement in gross margin dollars [($556,216-$176,267)/
$176,267]

(1)	No payout for 3-year CAGR revenue growth < 15% and gross margin improvement < 2%, regardless of incremental gross margin dollars.
(2)
The threshold and maximum payout percentages reported in Item 5.02 of the Company's Current Report on Form 8-K filed with the SEC on November 13, 2012 were based on preliminary fiscal year 2012 financial results. The payout percentages set forth in the above table are based on actual fiscal year 2012 financial results.

Stock Options and Performance Shares
The table below sets forth the target value of long-term incentive plan equity grants provided in each NEO's employment agreement as well as the number and value of Stock Options and Performance Shares that were actually granted to each NEO for fiscal year 2013 long-term incentive compensation.

	Base Salary	Target Long-Term Incentive (per NEO Employment Agreement)		Actual Shares Granted			Value of Actual Stock Options and Performance Shares Granted (1)(2)	Value of Actual Grant as % of the Target Value under Employment Agreements
		as % of Base Salary	as $ Value	Stock Options (1)	Performance Shares (2)	Total Number of Shares
Mr. Merrill	$900,000	250%	$2,250,000	86,000	13,500	99,500	$531,310	24%
Mr. Salomon	$450,000	175%	$787,500	30,200	4,700	34,900	$186,372	24%
Mr. Khoury	$450,000	175%	$787,500	30,200	4,700	34,900	$186,372	24%
_________________

(1)	The Black-Scholes option value applied to the Stock Options is $5.39 per share (40% of the grant date stock price).

(2)	Performance Shares have a grant date fair value of $5.02 per share (38% of the grant date stock price).
As indicated in the table above, the estimated value of equity grants to NEOs under the fiscal year 2013 long-term incentive compensation plan was approximately 24% of the long-term incentive plan target value to which each NEO was entitled pursuant to their respective employment agreement. This discount is calculated by comparing the target value to the actual value of shares granted, where the actual value is (i) the number of Stock Options multiplied by a grant date fair value of $5.39 per Stock Option plus (ii) the number of Performance Shares multiplied by a grant date fair value of $5.02 per Performance Share.

Stock Options vest ratably over a three-year period beginning with the first anniversary of the grant date and have an eight-year term.
Performance Shares granted as part of fiscal year 2013 long-term incentive compensation are similar to those granted to NEOs in fiscal year 2012, and require a significant CAGR for our common stock price as well as TSR that compares favorably against the 2013 Peer Group measured at the end of a three-year performance period. The matrix below shows the percentage of granted Performance Shares that will be earned at various combinations of (i) TSR versus the 2013 Peer Group and (ii) the Company's absolute stock price at the end of the three-year performance period.
Vesting of Performance Shares after 3-Year Performance Period
(as % of Granted Performance Shares)

		Beazer 3-Year Stock Price CAGR (Beg. Avg. Mkt. Price = $17.05 per share)
		Beg. Avg. Mkt. Price	10%	20%	30%	40%
		</= $17.05	$22.69	$29.46	$37.46	$46.79
Beazer 3-Year Relative Total Shareholder Return Rank	1	0%	50%	100%	125%	150%
	2	0%	46%	92%	117%	142%
	3	0%	42%	83%	108%	133%
	4	0%	38%	75%	100%	125%
	5	0%	33%	67%	92%	117%
	6	0%	29%	58%	83%	108%
	7	0%	25%	50%	75%	100%
	8	0%	0%	42%	63%	83%
	9	0%	0%	33%	50%	67%
	10	0%	0%	25%	38%	50%
	11	0%	0%	0%	0%	0%
	12	0%	0%	0%	0%	0%
	13	0%	0%	0%	0%	0%

Levels at which Threshold or greater awards are achieved (up to Target).

Levels at which Target awards are achieved.

Levels at which awards exceeding Target are achieved.

The matrix above illustrates that no Performance Shares will be earned if our stock price does not increase after the Performance Share grant date or if our TSR after three years is in the bottom three of the 2013 Peer Group. Furthermore, the targeted awards of Performance Shares will only be earned if strong absolute and relative performance is achieved. In addition, to further the Committee's previously noted desire to preserve shares under the Company's 2010 Equity Incentive Plan, any award earned that exceeds target will not be paid in additional shares but instead will be paid in cash. TSR calculations for the Company and the 2013 Peer Group companies will be based on our average closing price on the NYSE for the 20 trading days immediately preceding (i) the effective date of the grant and (ii) the third anniversary of the effective date of grant. The effective date of the grant was November 14, 2012 and the average closing price over the prior 20 trading days was $17.05.
The matrices below show the hypothetical value of the Performance Shares for our CEO and other two NEOs on the third anniversary of the grant date provided that the indicated levels of absolute and relative performance are achieved. These matrices are for illustrative purposes only.

CEO's Potential Realizable Value of Performance Shares after 3-Year Performance Period

		Beazer 3-Year Stock Price CAGR (Beg. Avg. Mkt. Price = $17.05 per share)
		Beg. Avg. Mkt. Price	10%	20%	30%	40%
		</= $17.05	$22.69	$29.46	$37.46	$46.79
Beazer 3-Year Relative Total Shareholder Return Rank	1	$0	$153,158	$397,710	$632,138	$947,498
	2	$0	$140,394	$364,568	$589,995	$894,859
	3	$0	$127,631	$331,425	$547,853	$842,220
	4	$0	$114,868	$298,283	$505,710	$789,581
	5	$0	$102,105	$265,140	$463,568	$736,943
	6	$0	$89,342	$231,998	$421,425	$684,304
	7	$0	$76,579	$198,855	$379,283	$631,665
	8	$0	$0	$165,713	$316,069	$526,388
	9	$0	$0	$132,570	$252,855	$421,110
	10	$0	$0	$99,428	$189,641	$315,833
	11	$0	$0	$0	$0	$0
	12	$0	$0	$0	$0	$0
	13	$0	$0	$0	$0	$0

Levels at which Threshold or greater awards are achieved (up to Target).

Levels at which Target awards are achieved.

Levels at which awards exceeding Target are achieved.

Each Other NEO's Potential Realizable Value of Performance Shares after 3-Year Performance Period

		Beazer 3-Year Stock Price CAGR (Beg. Avg. Mkt. Price = $17.05 per share)
		Beg. Avg. Mkt. Price	10%	20%	30%	40%
		</= $17.05	$22.69	$29.46	$37.46	$46.79
Beazer 3-Year Relative Total Shareholder Return Rank	1	$0	$53,322	$138,462	$220,078	$329,870
	2	$0	$48,878	$126,924	$205,406	$311,543
	3	$0	$44,435	$115,385	$190,734	$293,217
	4	$0	$39,991	$103,847	$176,062	$274,891
	5	$0	$35,548	$92,308	$161,390	$256,565
	6	$0	$31,104	$80,770	$146,718	$238,239
	7	$0	$26,661	$69,231	$132,047	$219,913
	8	$0	$0	$57,693	$110,039	$183,261
	9	$0	$0	$46,154	$88,031	$146,609
	10	$0	$0	$34,616	$66,023	$109,957
	11	$0	$0	$0	$0	$0
	12	$0	$0	$0	$0	$0
	13	$0	$0	$0	$0	$0

Levels at which Threshold or greater awards are achieved (up to Target).

Levels at which Target awards are achieved.

Levels at which awards exceeding Target are achieved.

Peer Groups for Fiscal Years 2012 and 2013
For fiscal year 2012, our industry peer group consisted of D.R. Horton, Inc., Hovnanian Enterprises, Inc., KB Home, Lennar Corporation, M.D.C. Holdings, Inc., M/I Homes, Inc., Meritage Homes Corporation, NVR, Inc., PulteGroup, Inc., The Ryland Group, Inc., Standard Pacific Corp. and Toll Brothers, Inc. (the “2012 Peer Group”). These companies were chosen because they constitute some of the nation's largest publicly-traded homebuilders, tend to be among our chief competition in the markets where we operate and are among our chief competition for management talent.
The 2012 Peer Group includes three companies, D.R. Horton, Inc., PulteGroup, Inc. and Toll Brothers, Inc., which were not included in our peer group for the 2011 fiscal year (the “2011 Peer Group”). As part of its engagement as the Committee's new independent compensation consultant for fiscal year 2012, Pearl Meyer evaluated our peer benchmarking group and recommended that these three additional publicly-traded homebuilding companies be included in the 2012 Peer Group. These three companies were excluded from the 2011 Peer Group because they were either significantly larger than us or targeted a different market segment. However, in an effort to provide a more robust sample size and data set that included all publicly-traded homebuilders, the determination was made to include these additional companies while also lowering our competitive compensation reference point from the 50th to the 25th percentile in recognition of our relative size and recent performance against the 2012 Peer Group.
For fiscal year 2013, our industry peer group will remain unchanged from the 2012 Peer Group, but will be referred to as the “2013 Peer Group.”
The peer group for MT Plan is the same as the 2012 Peer Group except that NVR, Inc. (“NVR”) was excluded (the “MT Peer Group”). NVR was excluded from this peer group because at the time the MT Plan was adopted the nature of NVR's business model and strategy with respect to the amount of land it owned was fundamentally different from ours and those of our other peers and was deemed not to be an appropriate peer for purposes of the MT Plan.
Other Elements of Compensation
Deferred Compensation Plan
Effective January 1, 2002, the Company adopted the Beazer Homes Deferred Compensation Plan (the “Deferred Plan”) to provide eligible employees the opportunity to defer a portion of their current compensation. In connection the election of the new management team in 2011, the Committee decided to make an annual contribution to the Deferred Plan for the benefit of each NEO as follows: Mr. Merrill, $100,000 and Messrs. Salomon and Khoury, $50,000 each. These amounts are one-half of the amounts provided to comparable executives of the Company in previous years. These contributions will be made in equal monthly installments each year and are subject to several restrictions and limitations including the Committee's right to terminate or suspend any such contribution in the future.
Other Benefits
We do not have a defined benefit pension plan or supplemental executive retirement plan. Our executive management team, including our NEOs, participate in our various benefit programs on the same terms as other employees; however, our NEOs pay more for their health and welfare program benefits than other employees pay for the same benefits. The Company does not provide or reimburse for automobiles or club dues.
Employment Agreements
In August 2011, the Company entered into employment agreements with Mr. Merrill and Mr. Salomon in connection with their new positions as Chief Executive Officer and Chief Financial Officer, respectively, and Mr. Khoury, in connection with his assumption of additional responsibilities as Chief Administrative Officer (the “Agreements”). Pursuant to the Agreements, each executive relinquished an existing change of control agreement, and in addition, Mr. Merrill relinquished an employment contract. The Agreements are virtually identical in non-economic terms, and set forth each executive's responsibilities, non-compete and non-solicitation obligations, confidentiality and intellectual property obligations and restrictions, and termination provisions. In addition, the Agreements set forth base salary, targeted bonus and equity awards and, if applicable, severance payments, for each executive all of which are described in greater detail below. Other than as described below, the Agreements do not provide for benefits or perquisites materially different from those available to other Company employees.
Our Board of Directors, at the recommendation of the Committee, determined it was in the best interests of the Company and our stockholders to reduce the inevitable distractions to our NEOs that result from uncertainties and risks created by a pending or threatened change of control, and as such, determined to provide our NEOs with compensation that is considered customary and competitive in the event of both a change of control and separation from the Company. For this reason, each of the Agreements has change of control provisions. These provisions provide for continued employment of the NEO for two years following a change of control or payment of stated benefits if the NEO's employment is terminated without cause, or if he leaves with Good Reason (as defined in the Agreements), within two years of a change of control.
Specifically, the Agreements provide for a lump sum severance payment in the event of a Change of Control (as defined in the Agreements) followed by a termination of the NEO without Cause (as defined in the Agreements) or a resignation for

Good Reason. In such event, the severance payment for Mr. Merrill would be $3,000,000 and for Messrs. Salomon and Khoury $1,500,000 each. Where there is no Change of Control, in the event of a termination without Cause or a resignation for Good Reason, each executive will receive severance payments, payable in equal installments over twelve months. The severance payment for Mr. Merrill in this situation would be $2,000,000 and for Messrs. Salomon and Khoury $1,000,000 each. The Agreements have a four-year term and do not automatically renew. In addition, no severance will be payable if any of the Agreements expire by the end of the four-year term or the executive resigns without Good Reason (as defined in the Agreements). The Agreements do not entitle the executives to any extension or continuation of employee benefits or any tax gross-up.
A more detailed description of the key terms of the Agreements may be found below under “Executive Compensation — Potential Payments Upon Termination or Change of Control — Employment Agreements.”
Various Compensation Policies
Stock Ownership and Holding Requirements
In November 2011, the Committee reinstituted a stock ownership policy that requires NEOs and directors to acquire a meaningful level of stock ownership in the Company. The stock ownership policy requires each NEO to own the lesser of either a multiple of base salary (or, for directors, annual retainer) or a fixed number of shares (set at policy adoption). The stock ownership requirements are based on a multiple of base salary or annual retainer and are as set forth below:

Multiple of Base Salary/ Annual Retainer
Chief Executive Officer	3.0 x base salary
Other NEOs	1.5 x base salary
Directors	3.0 x annual retainer
NEOs and directors have five years from adoption of the policy to comply with the ownership requirements. For purposes of the stock ownership policy, the following types of share holdings are counted towards an individual's stock ownership: (i) stock that is considered beneficially owned, (ii) two-thirds of service-based restricted stock and (iii) one-third of in the money stock options.
In connection with the adoption of the stock ownership policy, the Committee also adopted a stock holding policy that requires NEOs and directors to hold 50% of net after-tax shares issued upon vesting of restricted stock or stock option exercises until their required respective stock ownership levels are achieved. Once an individual achieves the stock ownership requirement, the holding period will no longer apply.
Compensation Clawback Policy
The Committee has adopted an incentive compensation clawback policy that would enable the Company to clawback all or a portion of incentive compensation in the event an individual's misconduct causes the Company to have to issue a restatement of its financials, to the extent that individual's incentive compensation was based on the misstated financials. The Committee will amend the clawback policy, as needed, once the SEC adopts the final implementing rules regarding compensation clawbacks mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).
Tax Deductibility of Compensation
It is the Committee's general policy to consider whether particular payments and awards are deductible to the Company for federal income tax purposes under Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility for federal income tax purposes of compensation payments to certain executive officers in excess of $1 million, subject to certain exemptions and exceptions.
In connection with the settlement of a shareholder suit in August 2011, the Committee agreed that it will not rely on the following business criteria, listed in Section 15.01 of the Company's 2010 Equity Incentive Plan, as performance conditions when it grants awards under the 2010 Equity Incentive Plan that are intended to comply with Section 162(m) of the Internal Revenue Code: (i) cash flow per share, (ii) customers, (iii) expense targets, (iv) customer retention, (v) return on investments, (vi) Fair Market value of the Company or any Affiliate, and (vii) working capital targets. The Company believes the settlement and the actions taken by the Committee do not materially alter the terms of the 2010 Equity Incentive Plan, which was approved by shareholders in April 2010.

For fiscal year 2012 and 2013 equity awards, the business criteria considered by the Committee for purposes of compliance with Section 162(m) was a combination of stock price and total return to shareholders, as compared to the Company's peer group for that fiscal year.
The table below shows the amounts of awards granted in the past two years under the Company's 2010 Equity Incentive Plan that were intended to comply with certain exemptions and exceptions under Section 162(m). The rules related to Section 162(m) are complex, and there can be no assurance that the awards listed below will qualify for one of the exemptions or exceptions under Section 162(m).

Fiscal Year Award Granted	Amounts/Number of Awards	Location in Proxy Statement of Discussion of Awards
2011	No awards granted	Not applicable
2012	78,656 Performance Shares(1)	Pages 28-30
2013	18,200 Performance Shares(2)	Pages 32-36

(1)    Includes 58,264 Performance Shares granted to Mr. Merrill and 20,392 Performance Shares granted to Mr. Khoury.
(2)    Includes 13,500 Performance Shares granted to Mr. Merrill and 4,700 Performance Shares granted to Mr. Khoury.

Although the Committee takes into consideration the provisions of Section 162(m), being eligible for tax deductibility is not a primary focus but one consideration among many in the design of our executive compensation program.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis set forth above be included in this Proxy Statement and our Annual Report on Form 10-K.
Larry T. Solari (Chair)
Stephen P. Zelnak, Jr.
Norma Provencio
The Members of the Compensation Committee

EXECUTIVE COMPENSATION
Summary Compensation Table
Set forth below is summary compensation information for the fiscal years ended September 30, 2012, September 30, 2011 and September 30, 2010 for (1) our Chief Executive Officer, (2) our Chief Financial Officer and (3) our only other executive officer, other than our Chief Executive Officer and our Chief Financial Officer.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)(5)	Option Awards ($) (4)(5)	Non-Equity Incentive Plan Compensation ($) (6)	All Other Compensation ($) (7)	Total (5)
Allan P. Merrill	2012	$900,000	$-	$329,192	$250,535	$1,350,000	$107,500	$2,937,227
President and Chief Executive Officer (1)	2011	$690,962	$-	$415,053	$185,150	$405,745	$62,550	$1,759,460
	2010	$600,000	$-	$1,014,516	$454,660	$524,052	$66,950	$2,660,178

Robert L. Salomon	2012	$450,000	$-	$115,215	$87,685	$607,500	$57,500	$1,317,900
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (2)	2011	$329,938	$-	$140,079	$62,488	$131,403	$11,292	$675,200
	2010	$270,000	$-	$169,084	$75,776	$234,896	$8,708	$758,464

Kenneth F. Khoury	2012	$450,000	$-	$115,215	$87,685	$607,500	$57,500	$1,317,900
Executive Vice President, General Counsel and Chief Administrative Officer (3)	2011	$415,160	$-	$276,700	$123,433	$225,055	$7,350	$1,047,698
	2010	$400,000	$-	$507,258	$227,330	$349,341	$7,350	$1,491,279
_______________________

(1)
Effective June 12, 2011, Mr. Merrill was appointed as our President and Chief Executive Officer. Prior to his appointment as President and Chief Executive Officer, Mr. Merrill served as our Executive Vice President and Chief Financial Officer.

(2)
Effective June 12, 2011, Mr. Salomon was appointed as our Executive Vice President and Chief Financial Officer. Prior to his appointment as Executive Vice President and Chief Financial Officer, Mr. Salomon served as our Senior Vice President and Chief Accounting Officer.

(3)
Effective June 12, 2011, Mr. Khoury was appointed as our Chief Administrative Officer. Prior to assuming the position of Chief Administrative Officer, Mr. Khoury served, and continues to serve, as our Executive Vice President and General Counsel.

(4)
Represents the aggregate grant date fair value of awards in each of the fiscal years indicated above determined in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by the NEO. Descriptions of the long-term incentive programs pursuant to which these awards were made are provided under “Compensation Discussion and Analysis” above. All fiscal year 2012 grants are reflected in the Grants of Plan-Based Awards table below. The cumulative number of restricted shares and performance shares held by each NEO, and their aggregate market value at September 30, 2012, are shown in the Outstanding Equity Awards at Fiscal Year End table below.

(5)
We caution that the amounts reported in the table for stock and options awards and, therefore, total compensation may not represent the amounts that each NEO will actually realize from the awards. Whether, and to what extent, an NEO realizes value will depend on a number of factors, including our performance and stock price. Further information regarding the valuation of stock and option awards can be found in Notes 1 and 13 to our Consolidated Financial Statements in our 2012 Form 10-K.

(6)	Includes $13,140 for Mr. Salomon in fiscal year 2011 which was deferred by Mr. Salomon under our Deferred Plan.

(7)	“All Other Compensation” consists of the following:

Name	Year	Deferred Compensation or Discretionary Lump Sum Contributions	401(k) Company Match	Total
Allan P. Merrill	2012	$100,000	$7,500	$107,500
Robert L. Salomon	2012	$50,000	$7,500	$57,500
Kenneth F. Khoury	2012	$50,000	$7,500	$57,500

Grants of Plan-Based Awards
The following table shows information about eligible or granted plan-based awards for fiscal year 2012 to our NEOs.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Allan P. Merrill	11/16/2011	58,264	—	$10.80	$329,192
	11/16/2011	—	58,264	$10.80	$250,535

Robert L. Salomon	11/16/2011	20,392	—	$10.80	$115,215
	11/16/2011	—	20,392	$10.80	$87,685

Kenneth F. Khoury	11/16/2011	20,392	—	$10.80	$115,215
	11/16/2011	—	20,392	$10.80	$87,685

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Grants of equity incentive plan awards for fiscal year 2012 and the full grant date fair value (determined in accordance with ASC 718) of such awards are disclosed in the “Grants of Plan-Based Awards Table” above. Whether, and to what extent, an NEO realizes value upon vesting/exercise will depend on a number of factors, including our performance and stock price. See footnote 2 to “Summary Compensation Table” above.
Historically, we have utilized four equity-based, long-term incentives: stock options, SSARs, time-based restricted stock and performance-based restricted stock pursuant to our 1999 and 2010 Equity Incentive Plans. For fiscal year 2012, only stock options and performance-based restricted stock were awarded. The fiscal year 2012 equity awards vest as follows:

•	Grants of stock options vest ratably over a three year period. Awards of stock options expire eight years after grant.

•
Grants of performance-based restricted stock will vest three years from the date of grant only if they meet certain relative and absolute performance requirements. See “Compensation Discussion and Analysis — Elements of Fiscal Year 2012 Executive Compensation — Long-Term Incentive Compensation — Performance Shares” on pages 28 through 30 for more information on the vesting requirements for this performance-based restricted stock.

Outstanding Equity Awards at Fiscal Year End
The following table provides information with respect to the common stock that may be issued upon the exercise of options, SSARs and performance-based restricted stock by our NEOs under our 1999 and 2010 Equity Incentive Plans as of September 30, 2012.

		Option Awards					Stock Awards
										Equity Incentive Plan Awards
		Number of Securities Underlying Unexercised Options/SSARs					Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (5)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)
Name	Grant Date	Exercisable (#)	Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Allan P. Merrill	5/1/2007	52,941	—	(1)	$170.00	5/1/2014	—		—	—	—
	5/1/2007	—	—		—	—	7,058	(1)	$125,280	—	—
	8/10/2009	40,002	—	(2)	$19.70	8/10/2016	—		—	—	—
	5/11/2010	23,772	11,887	(2)	$28.45	5/11/2017	—		—	—	—
	5/11/2010	—	—		—	—	35,660	(3)	$632,965	—	—
	11/11/2010	5,850	11,700	(2)	$23.65	11/11/2017	—		—	—	—
	11/11/2010	—	—		—	—	17,550	(3)	$311,513	—	—
	11/16/2011	—	58,264		$10.80	11/16/2019	—		—	—	—
	11/16/2011	—	—		—	—	—		—	58,264	$1,034,186

Robert L. Salomon	8/10/2009	4,800	—	(2)	$19.70	8/10/2016	—		—	—	—
	5/11/2010	3,962	1,981	(2)	$28.45	5/11/2017	—		—	—	—
	5/11/2010	—	—		—	—	5,943	(3)	$105,488	—	—
	11/11/2010	1,974	3,948	(2)	$23.65	11/11/2017	—		—	—	—
	11/11/2010	—	—		—	—	5,923	(3)	$105,133	—	—
	11/16/2011	—	20,392		$10.80	11/16/2019	—		—	—	—
	11/16/2011	—	—		—	—	—		—	20,392	$361,958

Kenneth F. Khoury	8/10/2009	20,001	—	(2)	$19.70	8/10/2016	—		—	—	—
	5/11/2010	11,886	5,943	(2)	$28.45	5/11/2017	—		—	—	—
	5/11/2010	—	—		—	—	17,830	(3)	$316,483	—	—
	11/11/2010	3,900	7,800	(2)	$23.65	11/11/2017	—		—	—	—
	11/11/2010	—	—		—	—	11,700	(3)	$207,675	—	—
	11/16/2011	—	20,392		$10.80	11/16/2019	—		—	—	—
	11/16/2011	—	—		—	—	—		—	20,392	$361,958
__________________________

(1)
In May 2007, our Compensation Committee approved long-term stock incentive grants for Mr. Merrill, at the time he joined the Company. The vesting schedule for these grants are different from those described above under “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” as follows:

•
Stock Options or SSARs: Beginning three years after the date of grant, the stock options or SSARs vest one-third each year for three years and will expire seven years after the date of grant. Upon termination of employment other than for cause or voluntary resignation, a portion of the stock options or SSARs will vest, depending on length of service since the grant date.

•
Time-Based Restricted Stock: Beginning five years after the date of grant, the restrictions on one-third of the time-based restricted stock will lapse each year for three years, subject to continued employment. Upon termination of employment other than for cause or voluntary resignation, a portion of the restricted stock will vest, depending on length of service since the grant date.

(2)	Award vests ratably over a three-year period.

(3)	Award vests three years following grant.

(4)	Reflects the value using the closing share price of our common stock of $17.75 on the last trading day of fiscal year 2012 (September 28, 2012).

(5)
Performance-Based Restricted Stock: On the third anniversary of the date of the grant, performance-based restricted stock vests contingent upon the actual compound annual growth rate (“CAGR”) of our common stock and our total shareholder return (“TSR”) compared to that of a peer group of companies for the three-year performance period. CAGR means the year-over-year growth rate of an investment in our common stock over the three-year performance period. TSR means the return a holder of our common stock earns over the three-year performance period, expressed as a percentage, and including changes in average market value of, and dividends or other distributions with respect to, our common stock, and converted to an annual rate. TSR is determined by taking the sum of (a) the “ending average market value” of our common stock reduced by the “beginning average market value” of our common stock and (b) dividends or other distributions with respect to a share of our common stock paid during the three-year performance period, and (c) dividing such sum by the “beginning average market value” of our common stock. Beginning average market value means the average of the closing price of our common stock as reported by the NYSE for last 20 trading days ending prior to the grant date. Ending average market value means the average of the closing price of our common stock as reported by the NYSE for the last 20 trading days of the performance period.
The performance criteria and corresponding vesting percentages for performance-based restricted stock are as follows. Any award earned that exceeds Target (100%) will not be paid in additional shares but instead will be paid in cash.

	Beazer 3-Year Stock Price CAGR
Beazer 3-Year relative TSR Peer Ranking	Beg Avg Market Value	10%	20%	30%	40%
Equal to or above 1st Ranked Peer	0%	50%	100%	125%	150%
Equal to or above 2nd Ranked Peer	0%	46%	92%	117%	142%
Equal to or above 3rd Ranked Peer	0%	42%	83%	108%	133%
Equal to or above 4th Ranked Peer	0%	38%	75%	100%	125%
Equal to or above 5th Ranked Peer	0%	33%	67%	92%	117%
Equal to or above 6th Ranked Peer	0%	29%	58%	83%	108%
Equal to or above 7th Ranked Peer	0%	25%	50%	75%	100%
Equal to or above 8th Ranked Peer	0%	0%	42%	63%	83%
Equal to or above 9th Ranked Peer	0%	0%	33%	50%	67%
Equal to or above 10th Ranked Peer	0%	0%	25%	38%	50%
Equal to or below 11th Ranked Peer	0%	0%	0%	0%	0%
Upon a change in control (as defined in the 2010 Equity Incentive Plan) or the termination of employment due to death or disability, all performance-based restricted shares will vest. Upon termination of employment due to retirement, a portion of the performance-based restricted shares will vest, depending on length of service since the grant date. In the event of termination for cause (as defined in the award agreement), termination not for cause (as defined in the award agreement), voluntary resignation or other termination of employment (other than as a result of death, disability or retirement) prior to the third anniversary of the date of grant and prior to a change of control, all unvested performance-based restricted shares will be forfeited.
Option Exercises and Stock Vested
The following table provides information with respect to the number and value of shares acquired during fiscal year 2012 by our NEOs from the vesting of restricted stock.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
Allan P. Merrill	30,199	$424,402
Robert L. Salomon	3,200	$44,480
Kenneth F. Khoury	13,334	$185,348

Non-Qualified Deferred Compensation
As discussed above, we maintain the Beazer Homes Deferred Compensation Plan (the “Deferred Plan”) to provide eligible employees the opportunity to defer receipt of current compensation. The following table sets forth the non-qualified deferred compensation of each of our NEOs in fiscal year 2012.

Name	Executive Contributions in Last FY ($)	Company Contributions in Last FY ($)	Aggregate Earnings/ (Losses) in Last FY ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)
Allan P. Merrill	$0	$100,000	$52,807	$0	$359,043
Robert L. Salomon	$0	$50,000	$6,919	$3,883	$77,486
Kenneth F. Khoury	$0	$50,000	-$113	$0	$49,887
_______________________

(1)
Represents amounts of earnings on the balance of the participants' accounts that are attributable to the performance of independently managed funds available to and selected by each participant under the Deferred Plan and in which deferred amounts are deemed to be invested. None of the earnings in this column are included in the “Summary Compensation Table” above because they were not preferential or above-market.

(2)	Aggregate balances include unvested amounts of Company contributions and accrued fiscal year 2012 bonus deferrals.
Narrative Disclosure to Non-Qualified Deferred Compensation Table
As discussed above, in fiscal year 2012, discretionary deferred compensation payments, in lieu of matching contributions, totaled $100,000, $50,000 and $50,000 for Messrs. Merrill, Salomon and Khoury, respectively. Under the Deferred Plan, participants select from a menu of investment options which track a variety of independently managed benchmark funds in which the funds are deemed to be invested. The return on the underlying investments determines the amount of earnings and losses that are credited or debited to the participants' account. There is no guaranteed rate of return on these funds and the rate of return depends on the participants' deemed investment option elections and on the market performance of the underlying funds. Deferred amounts and Company contributions are deposited in a trust that qualifies as a grantor trust under the Internal Revenue Code and are invested in Company-owned variable life insurance contracts. We own these contracts and are the sole beneficiary. Our obligations under the Deferred Plan are unsecured general obligations and rank equally with our other unsecured general creditors. Amounts deferred by participants and earnings and losses thereon are 100% vested.
Potential Payments Upon Termination or Change of Control
In 2011, we entered into new employment agreements with each of our current NEOs, Messrs. Merrill, Salomon and Khoury. Under the terms of these agreements, our NEOs are entitled to severance payments and other benefits in the event of termination of employment under certain circumstances. These benefits may include cash payments and the acceleration of vesting of outstanding equity-based incentives.
Employment Agreements
The employment agreements with Messrs. Merrill, Salomon and Khoury set forth the basic terms of employment for each executive, including base salary, bonus and benefits, including benefits to which each executive is entitled if employment is terminated for various reasons. Each of these agreements is for a four-year term and does not automatically renew.
If the employment of Messrs. Merrill, Salomon or Khoury is terminated by us other than for “cause,” as defined below, or terminated by the executive for “good reason,” generally defined as the assignment of the executive to any duties materially inconsistent with his position as contemplated under the employment agreement or to any office or location other than as provided in the employment agreement or certain other failures or breaches by us with respect to certain provisions under the employment agreement, we will pay to the executive in a lump sum in cash the following amounts: (1) the executive's annual base salary through the date of termination to the extent not already paid, (2) any accrued but unpaid vacation pay, and (3) any unpaid reimbursable business expenses. The sum of these amounts is referred to as “Accrued Obligations.”
In addition, Messrs. Merrill, Salomon and Khoury will be entitled to receive an amount equal to the $2,000,000, $1,000,000 and $1,000,000, respectively, referred to herein as “Severance.” These amounts will be paid in twelve monthly installments beginning with the first regular pay date that is no less than 60 days after termination. The Severance payments are subject to compliance by the executive with the non-compete, non-solicitation and confidentiality provisions in the applicable employment agreement.

The employment agreements of Messrs. Merrill, Salomon and Khoury also provide for increased severance payments following a change of control if the NEO's employment is terminated without cause or if he leaves with “good reason” within two years of a change in control. In the case of a change in control, the executive's Severance payments are increased to $3,000,000 for Mr. Merrill and $1,500,000 for Messrs. Salomon and Khoury. These payments would be payable in a lump sum, on the first pay date after 60 days from the change of control.
If either of Messrs. Merrill, Salomon or Khoury voluntarily terminates his employment, is terminated for “cause,” or his employment is terminated as a result of the executive's death or disability, he will be entitled to receive only an amount equal to the executive's Accrued Obligations (as defined above). For the purposes of the employment agreements with Messrs. Merrill, Salomon and Khoury, “cause” is generally defined as (1) any breach by the NEO of the employment agreement or any other agreement between the NEO and the Company; (2) any willful illegal act or gross misconduct on the part of the NEO that causes material injury to the Company; (3) the NEO being convicted of (or entering a plea of guilty or nolo contendere to) a felony or a misdemeanor involving fraud; (4) the failure or refusal to follow directives of the Board of Directors which are consistent with the NEO's duties and responsibilities; (5) the intentional failure to perform his duties and responsibilities or a breach of his fiduciary duties to the Company; (6) any dishonesty, fraud or embezzlement on the part of the NEO that results in substantial gain to the NEO; and (7) determination by a court or regulatory authority that the NEO be removed or disqualified from serving as an officer of the Company.
The timing of payment by us of any deferred compensation shall remain subject to the terms and conditions of the Deferred Plan and any payment election previously made by the executive; provided however, that if at the time of termination, the executive is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code, as amended, then payments shall not be made before the date which is six months after the date of separation from service with the Company.
Disposition of Outstanding Equity Awards at Termination
Under our equity incentive plans, executives who resign from the Company, or are terminated for cause, before equity-based grants are vested, forfeit such grants, except as described below with respect to grants of RSUs.
Equity grants made prior to fiscal year 2012, provide for accelerated vesting of all outstanding equity-based grants in the event of a change of control. In the event that an executive's employment is terminated by us other than for cause or due to death or disability, vested grants of most stock options and SSARs are exercisable for a period of three to twelve months following termination, depending on the reason for termination, and (except as noted in the next sentence) unvested grants are forfeited. SSARs granted to Mr. Merrill and grants of restricted stock or performance-based restricted stock are subject to pro-rata vesting based on the number of whole months worked since the date of grant up to the date of termination (except in the case of termination for cause or voluntary resignation).
The definitions of change of control under our 1999 and 2010 Equity Incentive Plans are substantially similar except that the 1999 Equity Incentive Plan contains a trigger based on the acquisition of 20%, rather than 25% as in the 2010 Equity Incentive Plan, of our common stock or other voting securities.

Potential Post-Employment Compensation Table
The following table summarizes the payments and benefits that each executive would be entitled to receive in the event of termination of employment under certain circumstances as of the last day of our fiscal year, September 30, 2012, and is based on each executive's compensation and a closing stock price of $17.75 as of September 28, 2012, the last trading day in our fiscal year.

			Type of Termination
Name	Payment or Benefit Type	Change of Control (1)	Termination Following Change of Control (2)	Death or Disability	Voluntarily By Executive	Voluntarily by Executive for Good Reason	By the Company for Cause	By the Company Other than for Cause
Allan P. Merrill	Severance	$—	$3,000,000	$—	$—	$2,000,000	$—	$2,000,000
	Accrued Obligations (3)	—	41,538	41,538	41,538	41,538	41,538	41,538
	Stock Option/SSAR Vesting	404,935	404,935	404,935	—	—	—	—
	Restricted Stock Vesting	1,069,757	1,069,757	779,796	—	—	—	779,796
	Performance Restricted Stock Vesting	1,034,186	1,034,186	1,034,186	—	—	—	—
	Total	$2,508,878	$5,550,416	$2,260,455	$41,538	$2,041,538	$41,538	$2,821,334

Robert L. Salomon	Severance	$—	$1,500,000	$—	$—	$1,000,000	$—	$1,000,000
	Accrued Obligations (3)	—	39,808	39,808	39,808	39,808	39,808	39,808
	Stock Option/SSAR Vesting	141,724	141,724	141,724	—	—	—	—
	Restricted Stock Vesting	210,622	210,622	150,093	—	—	—	150,093
	Performance Restricted Stock Vesting	361,958	361,958	361,958	—	—	—	—
	Total	$714,304	$2,254,112	$693,583	$39,808	$1,039,808	$39,808	$1,189,901

Kenneth F. Khoury	Severance	$—	$1,500,000	$—	$—	$1,000,000	$—	$1,000,000
	Accrued Obligations (3)	—	39,808	39,808	39,808	39,808	39,808	39,808
	Stock Option/SSAR Vesting	141,724	141,724	141,724	—	—	—	—
	Restricted Stock Vesting	524,158	524,158	382,577	—	—	—	382,577
	Performance Restricted Stock Vesting	361,958	361,958	361,958	—	—	—	—
	Total	$1,027,840	$2,567,648	$926,067	$39,808	$1,039,808	$39,808	$1,422,385

______________________

(1)
Represents the value of awards with vesting accelerated as a result of the change of control under both the 1999 Equity Incentive Plan and the 2010 Equity Incentive Plan and assumes that no termination occurs in connection with the change of control.

(2)	Amounts set forth in this column are payable following a change of control only upon a termination by us other than for cause or a termination by the executive for good reason.

(3)	At September 30, 2012, Accrued Obligations would have equaled accrued vacation.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
In deciding how to vote on this proposal, our Board of Directors and the Compensation Committee urge you to specifically consider the high level of support that we received in response to our 2012 Say on Pay Vote. We also encourage you to read “Compensation Discussion and Analysis” beginning on page 17 and “Executive Compensation” beginning on page 40.
Our Compensation Philosophy and Practices
The Company's core compensation philosophy is to utilize a mixture of base salary and annual and longer-term incentives to align executive compensation with our annual and long-term performance. This includes establishing performance targets based on our strategic and operating plans and providing a significant portion of total compensation based on the appreciation of our stock price and the achievement of certain financial targets.
Our Board of Directors and the Compensation Committee are dedicated to ensuring that our executive compensation programs reflect best practices in numerous ways, including by making a substantial portion of compensation performance-based to maximize both short- and long-term stockholder value. Our Board of Directors believes the Company's compensation programs are well tailored to recruit and retain key executives while recognizing and sharing the sacrifices our stockholders have made.
For the above noted reasons, our Board of Directors urges you to approve the following resolution:
“RESOLVED, that stockholders hereby approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
Effect of Say on Pay Vote
The Say on Pay vote is non-binding on our Board of Directors and the Compensation Committee. However, because our Board of Directors values the opinions of our stockholders as expressed through their votes and other communications with the Company, our Board of Directors and the Compensation Committee will carefully review the 2013 Say on Pay voting results and seek to determine the causes of any significant negative voting results in an effort to better understand stockholder issues and concerns with our executive compensation. Stockholders who want to communicate with our Board of Directors or management should refer to “Corporate Governance — Board Corporate Governance Practices — Communications with Board Members” on page 7 of this Proxy Statement for additional information.
Recommendation
The Board of Directors recommends that you vote in favor of the Company's executive compensation as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement by voting FOR this proposal.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE AUTHORIZED COMMON STOCK
Background
Our Board of Directors is requesting stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to decrease the number of shares of our common stock authorized for issuance from 100 million to 63 million (the “Authorized Shares Amendment”). The text of the proposed Authorized Shares Amendment is attached as Appendix I to this Proxy Statement.
On October 11, 2012, following approval by our stockholders and Board of Directors, we filed an amendment to our Certificate of Incorporation with the Delaware Secretary of State to (i) effect a 1-for-5 reverse split of the outstanding shares of our common stock (the “Reverse Stock Split”) and (ii) decrease the number of shares of our common stock authorized for issuance from 180 million to 100 million. In connection with the Reverse Stock Split, we engaged in discussions with several institutional stockholders regarding the appropriate amount of authorized shares of our common stock. Following these discussions, our Board of Directors determined to propose and recommend to stockholders at the 2013 annual meeting of stockholders a further decrease in the number of shares of our common stock authorized for issuance from 100 million to 63 million.
If approved by stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which filing we expect to make promptly after receiving the approval of our stockholders.
Current Capital Structure
As of December 3, 2012, we were authorized to issue up to 100 million shares of common stock, par value $0.001 per share, of which 24.7 million shares were issued and outstanding. In addition, we had approximately 0.9 million shares reserved for issuance under our existing equity incentive plans, which were previously approved by stockholders, and approximately 8.5 million shares reserved for issuance upon conversion of our outstanding convertible notes and settlement of our outstanding tangible equity units. Taken together, we had approximately 9.4 million shares issued and outstanding or reserved for issuance as of December 3, 2012, which means we currently have approximately 65.9 million shares of our common stock available for future issuance. At present, we do not have any plans or arrangements to issue additional shares of common stock other than shares currently reserved for issuance under our existing equity incentive plans and upon conversion of our outstanding convertible notes and settlement of our outstanding tangible equity units.
Effect of the Proposed Amendment
The Authorized Shares Amendment would decrease the total number of authorized shares of our common stock by 37 million shares, to 63 million. The Authorized Shares Amendment would not change any of the current rights and privileges of our common stock or its par value and would not impact the total authorized number of shares of our preferred stock or the rights and privileges or par value of our preferred stock. Although the Authorized Shares Amendment would not limit our ability to use shares of our common stock for future corporate purposes (including paying future stock dividends, raising capital through common stock offerings, funding future employee benefit plan obligations and issuing common stock in acquisitions or other strategic transactions), it would decrease the number of authorized shares available for such purposes.
Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment, and we will not independently provide our stockholders with any such rights.
Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Required Vote
The affirmative vote of a majority of the shares of our common stock outstanding on the record date will be required to approve the Authorized Shares Amendment. Accordingly, abstentions will have the same effect as a vote against the proposal.
Recommendation
Although the Authorized Shares Amendment would decrease the number of authorized shares of our common stock available for future corporate purposes, our Board of Directors has determined that an adequate number of authorized shares would be available upon adoption of the Authorized Shares Amendment. Accordingly, the Board of Directors recommends that stockholders vote FOR the Authorized Shares Amendment.

PROPOSALS 5 AND 6 — BACKGROUND
Impact of Section 382 Ownership Change on Our NOLs
In recent years, we have generated significant net operating losses and unrealized tax losses (collectively, “NOLs”) and may generate additional NOLs in future years. As of September 30, 2012, we had deferred tax assets, a significant portion of which was generated by NOLs, of $495.0 million (net of $56.0 million of deferred tax liabilities), with a $488.2 million valuation allowance. Under federal tax laws, we generally can use NOLs and certain related tax credits to offset future ordinary taxable income for up to 20 years, when they will “expire” for such purposes.
In January 2010, we experienced an “ownership change” as defined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”), that, to a certain extent, already limits the availability of our NOLs to offset taxable income. Under Section 382, an “ownership change” occurs if a 5% stockholder or a group of stockholders increases its ownership by more than 50% during a rolling three-year period. When an ownership change occurs, Section 382 imposes an annual limit on the amount of our NOLs that we can use to offset income taxes. A number of complex rules are used in determining 5% stockholders for Section 382 purposes, if any ownership change has occurred, and calculating the annual limit.
Although the actual realization of our deferred tax assets continues to be difficult to predict and will be dependent on future events, we currently anticipate that between $377.2 million and $436.3 million of our $495.0 million deferred tax assets (net of $56.0 million of deferred tax liabilities) would be available to reduce future income tax liability. Clearly, our NOLs are a very valuable asset.
We take significant steps to protect our future ability to utilize these deferred tax assets. Accordingly, we carefully monitor potential Section 382 ownership shifts. As of September 30, 2012, we estimate our cumulative change during our rolling three-year period was approximately 30%. While the complexity of Section 382's provisions and the limited knowledge any public company has about the ownership of its publicly-traded stock make it difficult to determine whether an ownership shift and/or change has occurred, we currently believe that an ownership change has not occurred since January 2010. However, if stockholders do not approve Proposals 5 and 6, and another ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the future value of our deferred tax assets.
Current Protective Charter Amendment and Rights Agreement
At our 2011 annual meeting of stockholders, in order to preserve the tax benefits of our deferred tax assets, our stockholders approved the following two protective mechanisms, which are designed to prevent an unintentional Section 382 ownership shift:

•
an amendment to our Certificate of Incorporation (the “Protective Amendment”) that generally operates to prevent or cancel a transfer of our common stock if the effect would be to (i) increase the ownership of our common stock by any person from less than 4.95% to 4.95% or more; or (ii) increase the percentage of our common stock owned by a person owning 4.95% or more of our common stock; and

•
a Section 382 Rights Agreement, dated as of November 12, 2010, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agreement”), that is intended to act as a deterrent to any person desiring to acquire 4.95% or more of our common stock.

Our Board of Directors expects to continue to use these deferred tax protections for the forseeable future. However, both the Rights Agreement and the Protective Amendment will expire according to their respective terms on November 12, 2013. The purpose of Proposals 5 and 6 is to provide continued protection against a future ownership change that would further limit our use of NOLs.
Extension of Protective Amendment and Adoption of New Rights Agreement
After careful consideration, our Board of Directors believes the most effective way to preserve the benefits of our NOLs for long-term stockholder value is for stockholders to both: (i) approve the adoption of an amendment to our Certificate of Incorporation to extend the term of the Protective Amendment (the “Protective Amendment Extension”) and (ii) approve the adoption of a new Section 382 Rights Agreement (the “New Rights Agreement”) to become effective on November 12, 2013 to replace the Rights Agreement upon its expiration. The Protective Amendment Extension, which is designed to extend the effectiveness of the Protective Amendment to block transfers of our common stock that could result in an ownership change, is described below under Proposal 5, and its full terms can be found in the accompanying Appendix II. The New Rights Agreement, pursuant to which we intend to issue certain stock purchase rights with terms designed to deter transfers of our common stock that could result in an ownership change, is described below under Proposal 6, and its full terms can be found in the accompanying Appendix III.

The Board of Directors urges stockholders to read carefully each proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment Extension and the New Rights Agreement” and the full terms of the Protective Amendment, the Protective Amendment Extension and the New Rights Agreement. While our Board of Directors unanimously supports both measures, the Protective Amendment Extension and the New Rights Agreement require stockholder approval to be put into effect.
It is important to note that neither measure offers a complete solution, and an ownership change may occur even if the Protective Amendment Extension is adopted and the New Rights Agreement is approved. There are limitations on the enforceability of the Protective Amendment, as extended by the Protective Amendment Extension, against stockholders who did not vote to adopt the Protective Amendment that may allow an ownership change to occur, and the New Rights Agreement may deter, but ultimately cannot block, all transfers of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, our Board of Directors believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Accordingly, the Board of Directors strongly recommends that stockholders approve the adoption of both the Protective Amendment Extension and the New Rights Agreement.

PROPOSAL 5 — ADOPTION OF AMENDMENT TO CERTIFICATE OF INCOROPRATION TO EXTEND PROTECTIVE AMENDMENT
In February 2011, following stockholder approval, we filed a Certificate of Amendment to our Certificate of Incorporation to adopt the Protective Amendment. The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382 and, therefore, materially inhibit our ability to use our NOLs to reduce our future income tax liability. The Protective Amendment will expire according to its terms on November 12, 2013. For the reasons discussed above under “Proposals 5 and 6 — Background,” our Board of Directors recommends that stockholders approve the adoption of the Protective Amendment Extension to extend the term of the Protective Amendment for three years, to November 12, 2016.
The purpose of the Protective Amendment is to assist us in protecting the long-term value to the Company of our accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.95% of our stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. In order to continue these transfer restrictions beyond November 12, 2013, the Protective Amendment Extension must be adopted. Our Board of Directors has adopted resolutions approving and declaring the advisability of amending our Certificate of Incorporation as described below and as provided in the accompanying Appendix II, subject to stockholder approval of the adoption of the Protective Amendment Extension. Our Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our stockholders' best interests.
Description of the Protective Amendment and the Protective Amendment Extension
The Protective Amendment, which became effective on February 3, 2011, added a new Article Eight to our Certificate of Incorporation in an attempt to help preserve certain tax benefits primarily associated with our NOLs. The Protective Amendment will expire according to its terms on November 12, 2013. Our Board of Directors is seeking stockholder approval to adopt the Protective Amendment Extension, which, upon becoming effective as described below, would extend the term of the Protective Amendment to November 12, 2016. The following description of the currently-effective Protective Amendment and the proposed Protective Amendment Extension is qualified in its entirety by reference to the full text of the Protective Amendment, which was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on February 8, 2011, and the full text of the Protective Amendment Extension, which is attached hereto as Appendix II.
Prohibited Transfers. The Protective Amendment generally restricts any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

•	increase the direct or indirect ownership of our stock by any Person (as defined below) from less than 4.95% to 4.95% or more; or

•	increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.95% or more of our common stock.
“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.
Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.95% thresholds discussed above or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated common stock ownership rules prescribed by the Code (and regulations issued thereunder) will apply in determining whether a Person is a 4.95% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group, and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person's direct and indirect ownership of our common stock.
These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock or may prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.
Consequences of Prohibited Transfers. Any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving our common stock in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm's-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).
To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.
With respect to any transfer of common stock that does not involve a transfer of our “securities” within the meaning of the Delaware General Corporation Law but that would cause any stockholder of 4.95% or more of our stock to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such stockholder and/or any person whose ownership of our securities is attributed to such stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.
Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group. These permitted transfers include transfers to new public groups that would be created by the transfer and would be treated as a 4.95% stockholder.
In addition, our Board of Directors has the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our stockholders' best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If our Board of Directors decides to grant a waiver, it may impose conditions on the acquirer or selling party.
In the event of a change in law, our Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.95%), to modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.
Our Board of Directors may establish, modify, amend or rescind by-laws, policies and any procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

Implementation of the Protective Amendment Extension and Expiration of the Protective Amendment
If our stockholders approve the adoption of the Protective Amendment Extension, we intend to file a Certificate of Amendment to our Certificate of Incorporation in the form of Appendix II with the Secretary of State of the State of Delaware on or after August 14, 2013, which amendment will become effective as of November 12, 2013, the date on which the Protective Amendment would otherwise expire. As we have in the past, we intend to continue to enforce the restrictions in the Protective Amendment to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly-issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.
If the adoption of the Protective Amendment Extension is approved by stockholders and the Protective Amendment Extension is filed with the Delaware Secretary of State as described above, the Protective Amendment would expire on the earliest of (i) the Board of Directors' determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the amendment or repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year to which the Board of Directors determines that none of our NOLs may be carried forward (iii) such date as the Board of Directors otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs and (iv) November 12, 2016.
Effectiveness and Enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment Extension is approved and the Protective Amendment is extended for three additional years, given that:

•	Our Board of Directors can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our stockholders' best interests.

•
A court could find that part or all of the Protective Amendment, as extended by the Protective Amendment Extension, is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to continue to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, as extended by the Protective Amendment Extension, we have taken and intend to continue to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, as extended by the Protective Amendment Extension, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•
Despite the adoption of the Protective Amendment and the Protective Amendment Extension, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment Extension is adopted. However, our Board of Directors has adopted the Rights Agreement and has approved the adoption and execution of the New Rights Agreement, each of which is intended to act as a deterrent to any person acquiring more than 4.95% of our stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment Extension serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Required Vote
Adoption of the Protective Amendment Extension requires the affirmative vote of a majority of our outstanding shares of common stock. If the adoption of the Protective Amendment Extension is approved by the stockholders, we intend to file a Certificate of Amendment to our Certificate of Incorporation in the form of Appendix II with the Secretary of State of the State of Delaware on or after August 14, 2013, which amendment will become effective as of November 12, 2013, the date on which the Protective Amendment would otherwise expire.
Recommendation
The Board of Directors recommends that stockholders vote FOR the adoption of the Protective Amendment Extension.

PROPOSAL 6 — APPROVAL OF NEW RIGHTS AGREEMENT
In February 2011, our stockholders approved the adoption of the Rights Agreement, which is intended to act as a deterrent to any person desiring to acquire 4.95% or more of our common stock. The Rights Agreement will expire according to its terms on November 12, 2013. On December 4, 2012, our Board of Directors approved the adoption and execution of the New Rights Agreement, to become effective at the close of business on November 12, 2013, in an effort to continue to protect stockholder value by preserving the Company's ability to use its NOLs. Other than changing the expiration date, the terms of the Rights Agreement and the terms of the New Rights Agreement are the same in all material respects.
For the reasons discussed above under “Proposals 5 and 6 — Background,” our Board of Directors recommends that stockholders approve the adoption of the New Rights Agreement, which will replace the Rights Agreement upon its expiration.
Description of the New Rights Agreement
The following description of the New Rights Agreement is qualified in its entirety by reference to the text of the New Rights Agreement, which is attached to this Proxy Statement as Appendix III. We urge you to read carefully the New Rights Agreement in its entirety as the discussion below is only a summary.
Like the Rights Agreement, the New Rights Agreement is intended to act as a deterrent to any person acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.95% or more of our outstanding common shares within the meaning of Section 382 (an “Acquiring Person”), other than pursuant to a Qualified Offer or with the approval of our Board of Directors. Stockholders who beneficially own 4.95% or more of our outstanding common shares as of the close of business on the effective date of the New Rights Agreement will not qualify as an Acquiring Person so long as they are not at that time considered an Acquiring Person under the Rights Agreement and do not acquire any additional common shares at a time when they still beneficially own 4.95% or more of the outstanding common shares.
A “Qualified Offer” generally means (i) a tender offer or exchange offer for all of our outstanding common shares at the same per-share consideration, (ii) an offer that has commenced under applicable law, (iii) an offer that includes a non-waivable condition requiring at least a majority of our outstanding common shares to be tendered and not withdrawn, (iv) an offer pursuant to which the offeror has announced that it intends to promptly consummate a second step transaction whereby all common shares not tendered into the offer will be acquired using the same form and amount of consideration per share actually paid pursuant to the offer, (v) an offer that remains open for not less than 60 days and (vi) an offer at a per-share consideration, and on such other terms and conditions, that in each case are adequate and fair as determined by the Board of Directors.
The Rights. On December 4, 2012, our Board of Directors authorized the issuance of one right per outstanding common share payable upon the effectiveness of the New Rights Agreement to our stockholders of record as of November 12, 2013. Subject to the terms, provisions and conditions of the New Rights Agreement, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of the Company's Series A Junior Participating Preferred Shares, par value $0.01 per share (the “Series A Preferred Shares”), for a purchase price of $50.00 per right (the “Purchase Price”). If issued, each fractional Series A Preferred Share would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.
Initial Exercisability. The rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board of Directors) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable under the New Rights Agreement as the “Distribution Date.”
Until the Distribution Date, the Company's common share certificates or the ownership statements issued with respect to uncertificated common shares will evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued, and the rights may be transferred apart from the transfer of the underlying common shares, unless and until our Board of Directors has determined to effect an exchange pursuant to the New Rights Agreement (as described below).
“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a right and payment of the Purchase Price, a number of common shares having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by the Company (as described below).
Exempted Persons and Exempted Transactions. Our Board of Directors recognizes that there may be instances when an acquisition of the Company's common shares that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company. Accordingly, the New Rights Agreement grants discretion to our Board of Directors to designate a person as an “Exempted Person” or to designate a transaction involving the Company's common shares as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. Our Board of Directors can revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to the Company.
Redemption. At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person, the Company may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the Redemption Price.
Exchange. At any time after a person becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding common shares, the Board of Directors may exchange the rights (other than rights that have become void), in whole or in part, at an exchange ratio of one common share, or a fractional Series A Preferred Share (or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment). Immediately upon an exchange of any rights, the right to exercise such rights will terminate and the only right of the holders of rights will be to receive the number of common shares (or fractional Series A Preferred Share or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) equal to the number of such rights held by such holder multiplied by the exchange ratio.
Expiration. Following stockholder approval of the New Rights Agreement and its adoption and effectiveness as described in this Proxy Statement, the rights and the New Rights Agreement will expire on the earliest of the following:

•	the close of business on November 12, 2016;

•	the redemption of the rights;

•	the exchange of the rights;

•
the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits; and

•	the close of business on the first day of a taxable year to which the Board of Directors determines that no tax benefits may be carried forward.
Anti-Dilution Provisions. Our Board of Directors may adjust the Purchase Price of the Series A Preferred Shares, the number of Series A Preferred Shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Shares or of the Company's common shares. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.
Amendments. Following execution of the New Rights Agreement and prior to the Distribution Date, our Board of Directors may supplement or amend any provision of the New Rights Agreement in any respect without the approval of the holders of the rights. From and after the Distribution Date, no amendment can adversely affect the interests of the holders of the rights.
Required Vote
Approval of the New Rights Agreement requires the vote of a majority of our shares of common stock present in person or represented by proxy.
Recommendation
The Board of Directors recommends that stockholders vote FOR the approval of the New Rights Agreement.

CERTAIN CONSIDERATIONS RELATED TO
PROTECTIVE AMENDMENT EXTENSION AND NEW RIGHTS AGREEMENT
Our Board of Directors believes that attempting to protect the tax benefits of our NOLs as described above under “Proposals 5 and 6 — Background” is in our stockholders' best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment Extension is adopted and the New Rights Agreement is approved. Please consider the factors discussed below in voting on Proposals 5 and 6.
The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.
The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382's provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment, as extended by the Protective Amendment Extension, and the New Rights Agreement are in place.
Continued Risk of Ownership Change
Although the Protective Amendment Extension and the New Rights Agreement are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment's restrictions on acquisition of our common stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal 5.
Potential Effects on Liquidity
The Protective Amendment restricts a stockholder's ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such common stock. In addition, a stockholder's ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to monitor carefully their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.
Potential Impact on Value
If the Protective Amendment Extension is adopted, our Board of Directors intends to continue to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.95% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not be able to purchase our common stock, the Protective Amendment Extension could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs. The New Rights Agreement could have a similar effect if investors object to holding our common stock subject to the terms of the New Rights Agreement.
Potential Anti-Takeover Impact
The reason our Board of Directors approved the adoption of the Protective Amendment Extension and the New Rights Agreement is to preserve the long-term value of our NOLs. The Protective Amendment Extension, if adopted by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.95% of our common stock and the ability of persons, entities or groups now owning more than 4.95% of our common stock to acquire additional shares of our common stock without the approval of the Board of Directors. Similarly, while the New Rights Agreement is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. In addition, the “Qualified Offer” provisions of the New Rights Agreement require, among other things, a majority of the members of the Board of Directors, who are independent of the bidder, to make a determination that the price and terms of the offer are fair and adequate in order to exempt the offer under the New Rights Agreement. Accordingly, the overall effects of the Protective Amendment, as extended by the Protective Amendment Extension, and the New Rights Agreement, if adopted by our stockholders, may be to continue to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Protective Amendment Extension and the New Rights Agreement proposals are not part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Effect of the Protective Amendment Extension If You Vote For It and Already Own More Than 4.95% of our Common Stock
If you already own more than 4.95% of our common stock, you are and will continue to be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.95% or more of our common stock or create a new holder of 4.95% or more of our common stock. You also are and will continue to be able to transfer your shares of our common stock through open-market sales to a public group, including a new public group. Shares acquired in any such transaction will be subject to the Protective Amendment's transfer restrictions.
Effect of the Protective Amendment Extension If You Vote For It and Own Less Than 4.95% of our Common Stock
If you own less than 4.95% of our common stock, the Protective Amendment, as extended by the Protective Amendment Extension, will continue to apply to you, but, so long as you own less than 4.95% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.95% of our common stock.
Effect of the Protective Amendment Extension If You Vote Against It
Delaware law provides that the transfer restrictions of the Protective Amendment Extension with respect to shares of our common stock issued prior to its effectiveness will be effective as to (i) stockholders with respect to shares that were voted in favor of adopting the Protective Amendment Extension and (ii) purported transferees of such shares if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment Extension to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly-issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, as extended by the Protective Amendment Extension, we have taken and intend to continue to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, as extended by the Protective Amendment Extension, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

SECURITY OWNERSHIP
Security Ownership of Certain Beneficial Owners
The following table sets forth, to the best of our knowledge and belief, certain information regarding the beneficial ownership of our common stock by each person known to the Company to be the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of more than 5% of our outstanding common stock as of December 3, 2012.

Name and Address of Beneficial Owner (1)	Number of Common Shares Beneficially Owned (1)	Percent of Outstanding(2)
Highbridge Capital Management, LLC	1,362,629	5.2%
_______________________

(1)
Based upon information set forth in a Schedule 13G filed with the SEC on October 15, 2012 by Highbridge Capital Management, LLC (“Highbridge Capital”), Highbridge Capital LLC, as the trading manager of Highbridge International LLC, STAR L.P. (a statistical arbitrage strategy) and Highbridge Statistical Opportunities Master Fund, L.P (collectively, the “Highbridge Funds”), may be deemed to be the beneficial owner of 557 shares of common stock, 932,200 7.50% tangible equity units that are convertible into 1,312,072 shares of common stock, and call rights to purchase 50,000 shares of common stock held by the Highbridge Funds, with shared power to vote or direct the vote of 1,362,629 shares and shared power to dispose or direct the disposition of 1,362,629 shares. Glenn Dubin, as the Chief Executive Officer of Highbridge Capital, may be deemed to be the beneficial owner of the 1,362,629 shares held by the Highbridge Funds, with shared power to vote or direct the vote of 1,362,629 shares and shared power to dispose or direct the disposition of 1,362,629 shares. The address of Highbridge Capital Management, LLC is 40 West 57th Street, 33rd Floor, New York, New York 10019. The address of Glenn Dubin is c/o Highbridge Capital Management, LLC, 40 West 57th Street, 33rd Floor, New York, New York 10019.

(2)	Based upon 24,694,424 shares of outstanding common stock as of December 3, 2012 and shares deemed outstanding with respect to Highbridge Capital pursuant to Exchange Act Rule 13d-3(d)(1).
Security Ownership of Executive Officers and Directors
The following table sets forth information, as of December 3, 2012, with respect to the beneficial ownership of our common stock by each director, each of our NEOs, and all directors and executive officers as a group. Except as otherwise indicated, each beneficial owner possesses sole voting and investment power with respect to all shares.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned (1)(2)(3)(4)	Percent of Outstanding (5)
Elizabeth S. Acton	6,280	*
Laurent Alpert	16,960	*
Brian C. Beazer	54,362	*
Kenneth F. Khoury	110,114	*
Peter G. Leemputte	16,333	*
Allan P. Merrill	312,694	1.3%
Norma A. Provencio	13,826	*
Robert L. Salomon	61,270	*
Larry T. Solari	16,847	*
Stephen P. Zelnak, Jr.	24,652	*
Directors and Executive Officers as a Group (10 persons)	633,338	2.5%
 _______________________
*    Less than 1%

(1)
Beneficial ownership includes restricted stock as follows: Ms. Acton - 6,280, Mr. Alpert - 5,080, Mr. Beazer - 13,612, Mr. Khoury - 29,530, Mr. Leemputte - 5,080, Mr. Merrill - 60,268, Ms. Provencio - 6,080, Mr. Salomon - 11,866, Mr. Solari - 5,080 and Mr. Zelnak - 5,080.

(2)
Beneficial ownership for Messrs. Khoury, Merrill and Salomon include 25,092, 71,764 and 25,092 shares of performance-based restricted stock, respectively. Such shares of restricted stock will vest contingent upon the achievement of performance criteria based on the Company's total stockholder return as compared to the TSR of the 2012 Peer Group or 2013 Peer Group, as applicable. For a more detailed description of this performance-based restricted stock, see above under “Compensation Discussion and Analysis — Elements of Fiscal Year 2012 Executive Compensation — Long-Term Incentive Compensation — Performance Shares” and “— Elements of Fiscal Year 2013 Executive Compensation — Long-Term Incentive Compensation — Performance Shares.”

(3)
Beneficial ownership includes shares underlying stock options/SSARs and RSUs, respectively, which were fully vested and exercisable at, or will vest within 60 days of, December 3, 2012 as follows: Mr. Alpert - 2,400, Mr. Beazer - 8,317, Mr. Khoury - 46,485, Mr. Leemputte - 2,400, Mr. Merrill - 147,837, Ms. Provencio - 1,866, Mr. Salomon - 19,508, Mr. Solari - 2,400 and Mr. Zelnak - 8,915.

(4)	Mr. Provencio's beneficial ownership includes 2,600 shares of our common stock held through Provencio Advisory Services Inc.'s 401(k) plan.

(5)
Based upon 24,694,424 shares of outstanding common stock as of December 3, 2012 and shares deemed outstanding with respect to each person pursuant to Exchange Act Rule 13d-3(d)(1). Adjusted as necessary to reflect the shares issuable to such person upon the vesting or exercise of his or her stock options/SSARs and RSUs listed in footnote 3 above (and assuming no other stock options/SSARs are exercised). Shares of common stock subject to stock options/SSARs and RSUs that are currently exercisable or vested, or will become exercisable or vested within 60 days of December 3, 2012, are deemed outstanding for computing the percentage ownership of the person holding such stock options/SSARs and RSUs, but are not deemed outstanding for computing the percentage ownership of any other persons.

TRANSACTIONS WITH RELATED PERSONS
2012 Transactions with Related Persons
There were no reportable transactions with related persons during fiscal year 2012.
Review, Approval or Ratification of Transactions with Related Persons
The charter for the Nominating/Corporate Governance Committee of our Board of Directors provides that our Nominating/Corporate Governance Committee will conduct an appropriate review of all proposed related party transactions to identify potential conflict of interest situations and will submit the related party transactions to our Board of Directors for its approval and implementation of appropriate action to protect us from potential conflicts of interest. Our Nominating/Corporate Governance Committee has not adopted any specific procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented. Also, as described below, a portion of the review authority, in the case of transactions with employees, is delegated to supervising employees pursuant to the terms of our Code of Business Conduct and Ethics.
Our Code of Business Conduct and Ethics, which applies to all directors, officers and employees, directs each individual to avoid any actual or apparent conflict of interest. Under our Code of Business Conduct and Ethics, each director is required to notify the Chair of our Nominating/Corporate Governance Committee, in writing, as soon as such director or any related person (as defined below) becomes involved with, or affiliated with, any activity, business or other entity which is in competition us, is in involved in any adversarial litigation matter with the Company or other proceeding adverse to us (except where disclosure is prohibited by law) or has a business, charitable or other relationship with us. In addition, our Code of Business Conduct and Ethics requires each employee, including all executive officers, to promptly notify his or her immediate supervisor, in writing, before the employee or any related person becomes actively involved with, or affiliated with, any activity, business or other entity which is in competition with us, or which has a business, charitable or other relationship with us. If any employee, including any executive officer, of the Company becomes an officer, director, principal or employee of another for-profit business entity (as defined below) or otherwise has a business affiliation (as defined below) with any other for-profit business entity, the employee must disclose the affiliation to a division president of the Company or our Compliance Officer. In determining whether a conflict exists, the supervisor shall seek further guidance as is appropriate (which may include discussions with more senior officers or our Nominating/Corporate Governance Committee).
Each director, officer and employee is required to provide an annual acknowledgment that he or she has received and reviewed our Code of Business Conduct and Ethics and disclose any related persons transactions.
For purposes of the disclosure set forth above, a “related person” includes a person having any of the following relationships with an employee or director of the Company: a spouse or significant other, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers and sisters-in-law, in each case whether by blood, marriage or adoption or anyone (other than tenants and domestic employees) who share(s) an employee's or director's home. Further, a “for-profit business entity” includes any business operated with the purpose of generating a profit, regardless of whether a profit has in fact been generated, and “business affiliation” includes any full or part-time job, side job, side business, self-employment, consulting arrangement or any other for-profit business or similar arrangement with which an employee is affiliated or directly involved.

PROPOSALS FOR THE NEXT ANNUAL MEETING
Proposals to be Included in Our 2014 Proxy Statement
Any proposal by a stockholder to be included in the proxy statement for our 2014 annual meeting of stockholders must be received at our principal executive offices, 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, not later than August 21, 2013. Any such proposal must also meet the other requirements of the rules of the SEC relating to stockholders' proposals.
Stockholder Proposals Regarding Nominations or Other Business at the 2014 Annual Meeting
Any proposal by a stockholder for nominations or other business at our 2014 annual meeting of stockholders (outside of the processes for proposals to be included in the proxy statement for our 2014 annual meeting of stockholders described above) must be received at our principal executive offices, 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, no earlier than July 22, 2013 and no later than August 21, 2013. Any such notice must also meet the other requirements of our by-laws relating to stockholder proposals.

OTHER INFORMATION
Management does not know of any items, other than those referred to in this Proxy Statement, which may properly come before the meeting or other matters incident to the conduct of the meeting.
As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC or any proposal to adjourn or postpone the meeting, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,
Brian C. Beazer
Non-Executive Chairman of the Board of Directors
Dated: December 19, 2012

APPENDIX I
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BEAZER HOMES USA, INC.
Beazer Homes USA, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY as follows:

1.
Article FOUR of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended by replacing Section (i) of the existing Article FOUR in its entirety with the following:

“(i) 63,000,000 shares of Common Stock, par value $.001 per share; and”

2.
In accordance with the provisions of Section 242 of the DGCL, the Board of Directors of the Corporation duly adopted the above amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”), deemed the Amendment advisable and directed that the Amendment be considered by the Corporation's stockholders. Notice of the Amendment was duly given to the stockholders of the Corporation in accordance with Section 222 of the DGCL. The Amendment was adopted by the Corporation's stockholders on [ ], 2013 in accordance Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this [ ] day of [ ], 2013.
Beazer Homes USA, Inc.

By: __________________________________
Name:     Kenneth F. Khoury

Title:	Executive Vice President, General
Counsel and Chief Administrative Officer

Attest:

________________________________
Name:
Title:

APPENDIX II
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BEAZER HOMES USA, INC.

Beazer Homes USA, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY as follows:

1.
Article EIGHT of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Amended and Restated Certificate of Incorporation”), is hereby amended by replacing paragraph (i) of the existing Article EIGHT in its entirety with the following:

“Expiration Date” means the earliest of (1) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article EIGHT is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Part XII of this Article EIGHT and (4) November 12, 2016.”

2.
In accordance with the provisions of Section 242 of the DGCL, the Board of Directors of the Corporation duly adopted the above amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”), deemed the Amendment advisable and directed that the Amendment be considered by the Corporation's stockholders. Notice of the Amendment was duly given to the stockholders of the Corporation in accordance with Section 222 of the DGCL. The Amendment was adopted by the Corporation's stockholders on [ ], 2013 in accordance Section 242 of the DGCL.

3.	Pursuant to Sections 103 and 242 of the DGCL, the Amendment shall become effective at 5:00 p.m., New York City time, on Tuesday, November 12, 2013.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this [ ] day of [ ], 2013.
Beazer Homes USA, Inc.

By:_________________________________
Name:     Kenneth F. Khoury

Title:	Executive Vice President, General
Counsel and Chief Administrative Officer

Attest:__________________________
Name:
Title:

APPENDIX III

BEAZER HOMES USA, INC.
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
as
Rights Agent

Section 382 Rights Agreement

Dated as of [ ], 2013
Effective as of November 12, 2013

SECTION 382 RIGHTS AGREEMENT
SECTION 382 RIGHTS AGREEMENT, dated as of [ ], 2013 (the “Agreement”), between Beazer Homes USA, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).
W I T N E S S E T H :
WHEREAS, the Company has generated NOLs (as defined in Section 1 hereof) for United States federal income tax purposes; and such NOLs may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and, in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, on December 4, 2012 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on November 12, 2013 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the earlier of the close of business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Designations, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.
WHEREAS, on [ ], 2013, the stockholders of the Company approved the adoption of this Agreement by the Company.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iv) any Exempted Person or (v) any Person that beneficially owns at least a majority of the Common Stock following consummation of a Qualified Offer. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempted Transaction.

(b)“Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(c)A Person shall be deemed a “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” and shall be deemed to “beneficially own” any securities which such Person directly owns, or would be deemed to constructively own, pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(d)“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(e)“close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(f)“Code” shall have the meaning set forth in the recitals to this Agreement.
(g)“Common Stock” shall have the meaning set forth in the recitals to this Agreement, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).
(h)“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(i)“Current Market Price” shall have the meaning set forth in Sections 11(d)(i) and 11(d)(ii) hereof.
(j)“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(k)“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(l)“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.
(m)“Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person,
(i)is the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.95% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date, provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the Rights Dividend Declaration Date, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company; or
(ii)becomes the Beneficial Owner of securities representing 4.95% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Common Stock, provided, however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company; or
(iii)who is a Beneficial Owner of 4.95% or more of the shares of Common Stock outstanding and whose beneficial ownership, as determined by the Board of Directors in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits or (y) is otherwise in the best interests of the Company, provided, however, that if a Person is an Exempted Person solely by reason of this clause (iii), then such Person shall cease to be an Exempted Person if (A) such Person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock, (B) after the date of such determination by the Board of Directors, such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (I) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person's beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits.
A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock.
(n)“Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors prior to the date of such transaction, including, without limitation, if the Board of Directors determines that (i) neither the Beneficial Ownership of shares of Common Stock by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Tax Benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board of Directors may require any Person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.
(o)“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(p)“Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(q)“NOLs” shall mean the Company's net operating loss carryforwards.
(r)“Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).
(s)“Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.
(t)“Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(u)“Purchase Price” shall have the meaning set forth in Section 4(a) hereof.
(v)“Qualified Offer” shall mean an offer, determined by a majority of the members of the Board of Directors of the Company that are independent of the relevant offeror, to have each of the following characteristics with respect to the Common Stock: (i) a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration; (ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the “Exchange Act”); (iii) an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable; (iv) an offer pursuant to which the offeror has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired using the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any; (v) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 60 days; and (vi) an offer at a per-share consideration, and on such other terms and conditions, that in each case are adequate and fair. An offer shall constitute a Qualified Offer if and only for so long as each of the foregoing requirements in clauses (i) through (vi) remain satisfied, and if any such requirement shall at any time thereafter fail to be satisfied such offer shall no longer constitute a Qualified Offer.
(w)“Record Date” shall have the meaning set forth in the recitals of this Agreement.
(x)“Right” shall have the meaning set forth in the recitals of this Agreement.
(y)“Rights Agent” shall have the meaning set forth in the recitals of this Agreement.
(z)“Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.
(aa)“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.
(ab)“Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.
(ac)“Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.
(ad)“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.
(ae)“Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.
(af)“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(ag)“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(ah)“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(ai)“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
(aj)“Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.
(ak)“Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.
Section 2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

Section 3.Issue of Rights Certificates.

(a)Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)As promptly as practicable following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c)Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form : “This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Beazer Homes USA, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), dated as of [ ], 2013 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.” With respect to such certificates containing the foregoing legend, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

Section 4.Form of Rights Certificates.

(a)The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence , and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.” The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

Section 5.Countersignature and Registration.

(a)The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Executive Vice President or Senior Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.

(b)Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on November 12, 2016 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) being herein referred to as the “Expiration Date”).

(b)The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $50.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c)Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash described in clause (ii) hereof, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f)Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.Reservation and Availability of Capital Stock.

(a)The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b)So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 (the “Act”) with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

Section 10.Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)(i)    In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred

Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)    In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).
(iii)    In the event that the number of shares of Common Stock which are authorized by the Company's Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.
(b)In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)(i)    For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such other system then in use, or, if on any such date the shares of Common Stock are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)    For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.
(e)Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:

(i)multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and

(ii)dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l)In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or

Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o)The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13.Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such

Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b)“Principal Party” shall mean:

(i)in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii)in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i)prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement (A) to become effective as soon as practicable after such filing and (B) to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

(ii)take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii)deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14.Fractional Rights and Fractional Shares.

(a)The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d)The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.Concerning the Rights Agent.

(a)The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case shall the Rights Agent be liable for special, indirect, incidental or consequential loss or damage.

(b)The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19.Merger or Consolidation or Change of Name of Rights Agent.

(a)Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or any Executive Vice President or Senior Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the the Chairman of the Board, the Chief Executive Officer, the President or any Executive Vice President or Senior Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

(j)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

Section 21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.Redemption and Termination.

(a)The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price,” as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b)Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24.Notice of Certain Events.

(a)In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b)In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25.Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Beazer Homes USA, Inc.
1000 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
Attention: Chief Executive Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 26.Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, extends the Final Expiration Date, changes the Purchase Price or changes the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable, and following the first occurrence of an event set forth in clauses (i) and (ii) of the first sentence of Section 23(a) hereof any supplement or amendment shall require the concurrence of a majority of the members of the Board of Directors of the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 27.Exchange.

(a)(i)    The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(ii)    The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of shares of Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or exchange offer by any Person (other than an Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding (such exchange ratio being the “Section 27(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Shares determined pursuant to Section 11(a)(ii) minus (y) the Purchase Price.
(iii)    Notwithstanding anything contained in this Section 27(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 27(a) unless such exchange is approved by a majority of the members of the Board of Directors of the Company.
(b)Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio or Section 27(a)(ii) Exchange Ratio, as the case may be. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to (x) in the case of an exchange pursuant to Section 27(a)(i), the then current per share market price (determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a)(i) Exchange Ratio and (y) in the case of an exchange pursuant to Section 27(a)(ii), the Adjustment Spread, where such aggregate value has been determined by a majority of the members of the Board of Directors of the Company, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

(d)The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.

Section 28.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

Section 30.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors.

Section 32.Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

Section 33.Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof.

Section 35.Effectiveness. This Agreement shall become effective as of the close of business on November 12, 2013 (the “Effective Date”); provided that, notwithstanding anything herein to the contrary, the Board of Directors may, in its sole discretion, terminate this Agreement prior to the Effective Date following the occurrence of a “Distribution Date” as defined in that certain Section 382 Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, dated as of November 12, 2010, as amended.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:	BEAZER HOMES USA, INC.

By:_____________________________________	By:_____________________________________
Name:	Name:
Title:	Title:

Attest:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:_____________________________________	By:_____________________________________
Name:	Name:
Title:	Title:

EXHIBIT A
Form of Designations, Preferences and Rights of Series A Junior Participating
Preferred Stock of Beazer Homes USA, Inc.

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000.
Section 2. Dividends and Distributions.
(a)    The holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of Beazer Homes USA, Inc., a Delaware corporation (the “Company”), out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Company shall at any time after November 12, 2013 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    The Company shall declare a dividend or distribution on the outstanding shares of Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the outstanding shares of Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.
Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.
(c)    (i)    If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.
(ii)    During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.
(iii)    Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Company. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder's last address as the same appears on the books of the Company. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.
(iv)    In any default period, the holders of Common Stock, and other classes of stock of the Company if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Paragraph (c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v)    Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or by-laws of the Company irrespective of any increase made pursuant to the provisions of Paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by-laws of the Company). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.
(d)    Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4. Certain Restrictions.
(a)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:
(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;
(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or
(iv)    purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)    The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
Section 6. Liquidation, Dissolution or Winding Up.
(a)    Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred

Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)    In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.
Section 9. Amendment. The certificate of incorporation of the Company shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
Section 10. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

Exhibit B
[Form of Rights Certificate]
Certificate No. R-                                    Rights
NOT EXERCISABLE AFTER NOVEMBER 12, 2016 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]
Rights Certificate

BEAZER HOMES USA, INC.
This certifies that [               ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of [ ], 2013 (the “Rights Agreement”), between Beazer Homes USA, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on November 12, 2016 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $50.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of November 12, 2013 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.
Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange. Under certain circumstances set forth in the Rights Agreement, the decision to redeem the Rights shall require the concurrence of a majority of the members of the Board of Directors of the Company.
No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of

Attest:	BEAZER HOMES USA, INC.

By:_____________________________________	By:_____________________________________
Name:	Name:
Title:	Title:

Countersigned:
Attest:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:_____________________________________	By:_____________________________________
Name:	Name:
Title:	Title:

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED                     hereby sells, assigns and transfers unto                    (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights
Certificate on the books of the within-named Company, with full power of substitution.
Dated:
Signature:
Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:

(1)
this Rights Certificate [             ] is [             ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)
after due inquiry and to the best knowledge of the undersigned, it [            ] did [             ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:
Signature:
Signature Guaranteed:
NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)
To: BEAZER HOMES USA, INC.:
The undersigned hereby irrevocably elects to exercise               Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:
Please insert social security or other identifying number
(Please print name and address):
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number
(Please print name and address):
Dated:
Signature:
Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:

(1)
the Rights evidenced by this Rights Certificate [            ] are [             ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)
after due inquiry and to the best knowledge of the undersigned, it [             ] did [           ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:
Signature:
Signature Guaranteed:
NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE SERIES A JUNIOR
PARTICIPATING PREFERRED STOCK

On December 4, 2012, the Board of Directors of Beazer Homes USA, Inc. (the “Company”) approved the execution of a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) and on [ ], 2013, the adoption of the Rights Agreement was approved by the stockholders of the Company. The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding to stockholders of record at the close of business on November 12, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a Purchase Price of $50.00 per Unit (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.
The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company's ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced and continues to experience substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company's federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.
A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.
Distribution Date; Acquiring Persons; Transfer of Rights. Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 4.95% or more of the outstanding shares of Common Stock. The definition of Acquiring Person excludes any Exempted Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempted Transaction (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.
As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.
Exempted Persons. The following persons shall be “Exempted Persons” under the Rights Agreement:
(i) Any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding on November 12, 2013, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock that such person had at any time since November 12, 2013, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company.
(ii) In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company.
(iii) In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding, and whose beneficial ownership, as determined by the Board of Directors of the Company in its sole discretion, (x) would not jeopardize or endanger the availability of the Company of its NOLs or (y) is otherwise in the best interests of the Company, will be an Exempted Person. However, any such person will cease to be an Exempted Person if (A) such person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock, or (B) after the date of such determination by the Board of Directors of the Company, such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (I) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person's beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its NOLs.
A purchaser, assignee or transferee of the shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock.
Exempted Transactions. The following transactions shall be “Exempted Transactions” under the Rights Agreement: any transaction that the Board of Directors of the Company determines, in its sole discretion, is exempt from the Rights Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors prior to the date of such transaction, including, without limitation, if the Board of Directors determines that (i) neither the beneficial ownership of shares of Common Stock by any person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Company's tax benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption for an “Exempted Transaction”, the Board of Directors of the Company may require any person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors of the Company may determine in its sole discretion, including that any such violation shall result in such person becoming an Acquiring Person.
Excercisability; Expiration. The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on November 12, 2016, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, or (v) the beginning of a taxable year of the Company to which the Board of Directors of the Company determines that certain tax benefits may not be carried forward. At no time will the Rights have any voting power.
In the event that an Acquiring Person becomes the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.
For example, at an exercise price of $50.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $100.00 worth of Common Stock (or other consideration, as noted above) for $50.00. If the Common Stock at the time of exercise had a market value per share of $5.00, the holder of each valid Right would be entitled to purchase twenty (20) shares of Common Stock for $50.00.
In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation; (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged; or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise of the Right, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph (a “Flip-Over Event”) and in the second preceding paragraph are referred to as the “Triggering Events.”
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.
Anti-Dilution Provisions. The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.
Exchange. At any time after the Stock Acquisition Date, the Board of Directors of the Company may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Common Stock per Right with a value equal to the spread between the value of the number of shares of Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Common Stock, one share of Common Stock per Right (subject to adjustment).
Redemption. At any time until ten (10) days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendments. Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

BEAZER HOMES USA, INC. 1000 ABERNATHY ROAD SUITE 260 ATLANTA, GA 30328
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M19536-P89448	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

BEAZER HOMES USA, INC.
The Board of Directors recommends you vote FOR each nominee named in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6.
1. Election of Directors
Nominees:	For	Against	Abstain
4. Adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation to decrease the authorized number of shares of the Company's common stock to from 100,000,000 to 63,000,000.
				For ☐	Against ☐	Abstain ☐

1a. Elizabeth S. Acton	☐	☐	☐
1b. Laurent Alpert	☐	☐	☐
1c. Brian C. Beazer	☐	☐	☐
1d. Peter G. Leemputte	☐	☐	☐
1e. Allan P. Merrill	☐	☐	☐
1f. Norma A. Provencio	☐	☐	☐
5. Adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation to extend the term of a protective amendment designed to help preserve certain tax benefits primarily associated with the Company's net operating losses.
				For ☐	Against ☐	Abstain ☐
1g. Larry T. Solari	☐	☐	☐
1h. Stephen P. Zelnak, Jr.	☐	☐	☐

2. Ratification of the appointment of Deloitte & Touche LLP by the Audit Committee of the Board of Directors to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013.
	For ☐	Against ☐	Abstain ☐

3. Approval of an advisory proposal regarding the compensation paid to the Company's named executive officers (the “Say on Pay” proposal).	For ☐	Against ☐	Abstain ☐
6. Approval of a new Section 382 Rights Agreement to become effective upon the expiration of the existing Section 382 Rights Agreement, to help continue to protect the tax benefits primarily associated with the Company's net operating losses.
				For ☐	Against ☐	Abstain ☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

ANNUAL MEETING OF STOCKHOLDERS OF
BEAZER HOMES USA, INC.
February 1, 2013
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
Please detach along perforated line and mail in the envelope provided.

M19537-P89448

P	BEAZER HOMES USA, INC.
R	1000 Abernathy Road
O	Suite 260
X	Atlanta, Georgia 30328
Y	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement of Beazer Homes USA, Inc., dated December 19, 2012, hereby appoints Allan P. Merrill and Kenneth F. Khoury (each with full power to act alone and with power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all shares of common stock of Beazer Homes USA, Inc., par value $.001, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Beazer Homes USA, Inc. to be held at 8:30 a.m., Eastern Time, on Friday, February 1, 2013 at Beazer Homes USA, Inc.'s offices at 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, and at any adjournments or postponements thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)